UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Amendment No. 1)

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☒Preliminary Proxy Statement
☐Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐Definitive Proxy Statement
☐Definitive Additional Materials
☐Soliciting Materials Under Rule 14a-12

GLOBAL CLEAN ENERGY HOLDINGS, INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GLOBAL CLEAN ENERGY HOLDINGS, INC.

2790 Skypark Drive, Suite 105

Torrance, California 90505

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 17, 2020

Notice is hereby given that an Annual Meeting of Stockholders of Global Clean Energy Holdings, Inc. (“Annual Meeting”), will be held at the offices of TroyGould PC, 1801 Century Park East, 16th Floor, Los Angeles, California, beginning at 10:00 A.M. local time on Tuesday, November 17, 2020, for the purpose of considering and voting:

•to elect three (3) individuals to our Board of Directors;

•to conduct an advisory vote to approve our named executive officers’ compensation;

•to conduct an advisory vote on the frequency of future advisory votes on named executive officers’ compensation;

•to ratify the appointment of Hall & Company as our independent registered public accountant for the fiscal year ending December 31, 2020;

•to approve the adoption of the Company’s 2020 Equity Incentive Plan;

•to approve an amendment to our Certificate of Incorporation to effect a reverse stock split of common stock at a reverse split ratio of 1-for-10 to be effected at the discretion of the Board on a date be established by the Board, but in any case no later than November 17, 2021; and

•to transact any other business as may properly come before the meeting or at any adjournment thereof.

We have fixed the close of business on September 30, 2020, as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting.  Only our stockholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof.

On or about October 7, 2020, we mailed to most of our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement, our Annual Report for the fiscal year ended December 31, 2019 that we filed with the SEC on September __, 2020 (as amended, the “Annual Report”), and how to vote online. The Notice also contains instructions on how you can elect to receive a printed copy of the proxy statement and Annual Report.

By Order of the Board of Directors,

RICHARD PALMER

Chief Executive Officer

Los Angeles, California
October 7, 2020

We intend to hold the Annual Meeting in person. However, we are actively monitoring COVID-19 as part of our effort to maintain a healthy and safe environment at the Annual Meeting. In the event it is not possible or advisable to hold the Annual Meeting in person, we will announce alternative arrangements for the Annual Meeting as promptly as practicable, which may include holding the Annual Meeting solely by means of remote communication. If we take this step, details on how to participate will be issued by press release, posted on our website, and filed with the Securities and Exchange Commission as additional proxy material. If you plan to attend the Annual Meeting in person, please indicate so on the voting website or send an email to ShareholderMtg@gceholdings.com.  We also encourage you to review guidance from public health authorities if you plan to attend the Annual Meeting in person.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 17, 2020:

The Company’s proxy statement, proxy card and Annual Report are available at the following website: www.colonialstock.com/GlobalCleanEnergy2020.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.  WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO VOTE ELECTRONICALLY VIA THE INTERNET OR BY COMPLETING, SIGNING, DATING AND RETURNING THE PROXY/VOTING INSTRUCTION CARD.  IF GIVEN, YOU MAY REVOKE YOUR PROXY BY FOLLOWING THE INSTRUCTIONS IN THE PROXY STATEMENT AND ATTACHED PROXY/VOTING INSTRUCTION CARD.

TABLE OF CONTENTS

Page

PROXY STATEMENT1

QUESTION AND ANSWER SUMMARY ABOUT THE ANNUAL MEETING3

PROPOSAL I – ELECTION OF DIRECTORS8

PROPOSAL II - ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION15

EXECUTIVE COMPENSATION15

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT19

PROPOSAL III - ADVISORY VOTE ON FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION21

PROPOSAL IV – RATIFICATION OF APPOINTMENT OF INDEPENDENT  REGISTERED PUBLIC ACCOUNTING FIRM22

PROPOSAL V – APPROVAL OF ADOPTION OF THE 2020 EQUITY INCENTIVE PLAN23

PROPOSAL VI – APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO EFFECT REVERSE STOCK SPLIT31

STOCKHOLDER PROPOSALS35

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS36

OTHER MATTERS36

WHERE YOU CAN FIND MORE INFORMATION36

i

GLOBAL CLEAN ENERGY HOLDINGS, INC.

2790 Skypark Drive, Suite 105

Torrance, California 90505

PROXY STATEMENT

Annual Meeting of Stockholders to be Held on November 17, 2020

The Annual Meeting

This proxy statement is being furnished to the stockholders of Global Clean Energy Holdings, Inc., a Delaware corporation (“we,” “our” or the “Company”), in connection with the solicitation of proxies by the Company’s Board of Directors (the “Board”) for use at the Annual Meeting to be held at the offices of TroyGould PC, 1801 Century Park East, 16th Floor, Los Angeles, California, beginning at 10:00 A.M. local time on Tuesday, November 17, 2020, for the purpose of considering and voting:

•to elect three individuals to our Board of Directors;

•to conduct an advisory vote to approve our named executive officer compensation;

•to conduct an advisory vote on the frequency of future advisory votes on named executive officer compensation;

•to ratify the appointment of Hall & Company as our independent registered public accountant for the fiscal year ending December 31, 2020;

•to approve the adoption of the Company’s 2020 Equity Incentive Plan;

•to approve an amendment to our Certificate of Incorporation to effect a reverse stock split of common stock at a reverse split ratio of 1-for-10 to become effective at the discretion of the Board on a date established by the Board, but in any case no later than November 17, 2021; and

•to transact any other business as may properly come before the meeting or at any adjournment thereof.

Notice of Internet Availability of Proxy Materials

The Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this proxy statement and our 2020 Annual Report was first being mailed on or before October 7, 2020 to all stockholders entitled to vote at the Annual Meeting.

•IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING: This proxy statement, the accompanying proxy card or voting instruction card and our 2020 Annual Report are also available at www.colonialstock.com/GlobalCleanEnergy2020.

The Notice also contains instructions on how you can elect to receive a printed copy of the proxy statement and Annual Report. The Annual Report is not to be considered part of the soliciting materials.  If you received paper copies of these proxy materials, included with such materials is a proxy card or a voting instruction card from your bank, broker or other nominee for the Annual Meeting. If you received the Notice, it will contain instructions on how to access and review the proxy materials online, how to obtain a paper or electronic copy of such materials, as well as instructions on how to vote at the Annual Meeting, over the Internet or by mail.

Record Date; Shares Entitled To Vote; Vote Required To Approve The Proposals

The Board has fixed the close of business on September 30, 2020, the Record Date, as the date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting.  On the Record Date, 358,499,606 shares of our common stock, $0.001 par value per share (“Common Stock”), were issued and outstanding, and 13,000 shares of Series B Convertible Preferred Stock, $0.001 par value per share (the “Series B Preferred Stock”), were issued and outstanding.  Each outstanding share of Common Stock is entitled to one vote on each proposal submitted to vote at the Annual Meeting. Holders of shares of the Series B Preferred Stock will be entitled to vote 909.09 shares of Common Stock with respect to each share they hold, which equals the number of shares of Common Stock into which each share of Series B Preferred Stock would have been convertible if such conversion had taken place on the Record Date.  As of the Record Date, the Series B Preferred Stock was convertible into, and will be entitled to vote, 11,818,181 shares of Common Stock.  Stockholders do not have cumulative voting rights.

A majority of the issued and outstanding shares entitled to vote, represented either in person or by proxy, is necessary to constitute a quorum for the transaction of business at the Annual Meeting.  In the absence of a quorum, the Annual Meeting may be postponed from time to time until stockholders holding the requisite number of shares are represented in person or by proxy.  Broker “non-votes” and abstentions will be counted towards a quorum at the Annual Meeting, but will not count as votes for or against Proposal I, Proposal II, Proposal III, Proposal IV or Proposal V.  As to Proposal VI, broker non-votes and abstentions will have the same effect as a vote against such proposals.  A “non-vote” occurs when a broker or other nominee holding shares for a beneficial owner votes on one proposal but does not vote on another proposal because the broker does not have discretionary voting power and has not received instructions from the beneficial owner.  If a quorum is present, the proposals presented in this proxy statement will be approved by the following votes (our Common Stock and Series B Preferred Stock voting together as a single class):

•The three nominees who receive the highest number of affirmative votes of the shares present or represented and voting on the election of directors at the Annual Meeting will be elected to our Board of Directors.

•The approval of our named executive officers' compensation requires the affirmative vote of a majority of the shares present, in person or represented by proxy, and voting on that proposal.  Shares voted to abstain are included in the number of shares present or represented and voting on each matter. Shares subject to broker “non-votes” are considered to be not entitled to vote for the particular matter and have the practical effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated.

•The proposal to approve, on an advisory basis, the frequency of future advisory votes on named executive officer compensation is being submitted to enable stockholders to express a preference as to whether future advisory votes on executive compensation should be held every year, every two years, or every three years, and therefore does not require “approval.”

•The proposal to ratify the appointment of Hall & Company as our independent registered public accountant for the fiscal year ending December 31, 2020, will require the affirmative vote of a majority of the shares present, in person or represented by proxy, and voting on such matter.  Shares voted to abstain are included in the number of shares present or represented and voting. Brokers are entitled to vote on this matter without direction from you, and therefore are included in the number of affirmative votes required to achieve a majority.

•The proposal to approve the adoption of our 2020 Equity Incentive Plan will be approved if it is approved by a vote of the majority of shares present, in person or represented by proxy, and voting on the matter.  Shares voted to abstain are included in the number of shares present or represented and voting on each matter. Shares subject to broker “non-votes” are considered to be not entitled to vote for the particular matter and have the practical effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated.

•The proposal to adopt the Amendment to our Certificate of Incorporation to effect the Reverse Stock Split will require the affirmative vote of a majority of our outstanding voting shares (Common Stock and Series B Preferred Stock voting as a single class) entitled to vote at the Annual Meeting.

Solicitation, Voting and Revocation of Proxies

This solicitation of proxies is being made by our Board, and we will pay the entire cost of preparing and distributing these proxy materials.  In addition to the distribution of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communications by directors, officers and employees of our company, who will not receive any additional compensation for such solicitation activities.  We also will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses, if any, for forwarding proxy and solicitation materials to our stockholders.

Shares of our Common Stock represented by a proxy properly signed and received at or prior to the Annual Meeting, unless properly revoked, will be voted in accordance with the instructions on the proxy.  If a proxy is signed and returned without any voting instructions, shares of our Common Stock represented by the proxy will be voted “FOR” the proposals described in this proxy statement and for annual future advisory votes on named executive officer compensation, and in the proxy holder’s judgment as to any other matter which may properly come before the Annual Meeting, including any adjournment or postponement thereof.  A stockholder may revoke any proxy given pursuant to this solicitation by: (i) delivering to the Company, at or prior to the Annual Meeting, a written notice revoking the proxy; (ii) delivering to the Company, at or prior to the Annual Meeting, a duly executed proxy relating to the same shares and bearing a later date; or (iii) voting in person at the Annual Meeting.  Attendance at the Annual Meeting will not, in and of itself, constitute a revocation of a proxy.  All written notices of revocation and other communications with respect to the revocation of a proxy should be addressed to:

Global Clean Energy Holdings, Inc.

2790 Skypark Drive, Suite 105

Torrance, California 90505

Attention: Corporate Secretary

Our Board of Directors is not aware of any business to be acted upon at the Annual Meeting other than consideration of the proposals described herein.

QUESTION AND ANSWER SUMMARY ABOUT THE ANNUAL MEETING

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement and references to our website address in this proxy statement are inactive textual references only.

Q:WHAT IS THIS PROXY STATEMENT AND WHY AM I RECEIVING IT?

A:You are receiving this proxy statement in connection with the annual meeting of stockholders called by our Board with respect to soliciting stockholder votes for the purpose of (i) electing three (3) directors to our Board of Directors; (ii) approving, by non-binding advisory vote, the compensation of our named executive officers, (iii) conducting an advisory vote on the frequency of future advisory votes on named executive officer compensation, (iv) ratifying the appointment of Hall & Company as our independent registered public accountant for the fiscal year ending December 31, 2020, (v) approving the adoption of the Company’s 2020 Equity Incentive Plan; and (vi) approving the Amendment to our Certificate of Incorporation to effect the Reverse Stock Split at a reverse split ratio of 1-for-10; in each case, as more fully described in this proxy statement. The information included in this proxy statement relates to the proposals to be voted on at the Annual Meeting, and certain other required information.

Q:DO I HAVE CUMULATIVE VOTING RIGHTS IN CONNECTION WITH THE ELECTION OF DIRECTORS AT THE ANNUAL MEETING?

A:No.  Our current Certificate of Incorporation and Bylaws do not provide for cumulative voting in connection with the election of directors to our Board.

Q:WHAT IS THE PURPOSE OF THE COMPANY’S 2020 EQUITY INCENTIVE PLAN?

A:The Board adopted the 2020 Equity Incentive Plan (“2020 Plan”) because our Company’s 2010 Equity Incentive Plan has expired.  Without a replacement equity incentive plan, the Company has no ability to issue equity awards to officers, directors, employees and advisors. Management believes that granting options is an important incentive tool for the Company’s officers, directors and employees.  As a result, the Board adopted the 2020 Plan to continue to provide a means by which employees, directors and consultants of the Company may be given an opportunity to contribute to the improved value of the Company and to benefit from increases in the value of our Common Stock, and to attract and retain the services of such persons.  The 2020 Plan is attached to this proxy statement as Appendix A.

Q:WHAT IS THE PURPOSE OF THE REVERSE STOCK SPLIT?

A:The purpose of the Reverse Stock Split is to reduce the number of outstanding shares, increase the price at which our Common Stock is traded, attract potential additional investment by increasing investor interest in, and the marketability of, our securities, and to assist in the future possible listing of our Common Stock on The Nasdaq Stock Market or a national exchange.

Q:WHAT DOES THE REVERSE STOCK SPLIT ENTAIL?

A:The Board is requesting that our stockholders grant our Board authority to implement the Amendment to our Certificate of Incorporation to effect a reverse stock split of Common Stock at a reverse split ratio of 1-for-10.  Upon receipt of stockholder approval, the Board will have the discretion to file the Amendment and effect the Reverse Stock Split on a date to be established at the discretion of the Board, but in any case no later than November 17, 2021.  The Board is not required to effect the Reverse Stock Split, and it may elect not to effect the Reverse Stock Split if it concludes that it is not in the best interest of the stockholders.  The Amendment to effect the Reverse Stock Split is attached to this proxy statement as Appendix B.

Q:ARE THERE ANY RISKS ASSOCIATED WITH THE REVERSE STOCK SPLIT?

A:Yes.  While our Board expects that the Reverse Stock Split will result in an increase in the price of our Common Stock, other factors may adversely affect our stock price, and there can be no assurance that our stock price will increase following consummation of the Reverse Stock Split. The trading market for our Common Stock may also be harmed if there is a significant reduction in the trading volume of our shares as a result of the reduction on the public float.

Q:HOW WILL THE REVERSE STOCK SPLIT AFFECT MY RIGHTS AS A STOCKHOLDER?

A:If effected, as a result of the Reverse Stock Split, shares of our Common Stock issued and outstanding that you own shall be combined into a smaller number of shares of Common Stock. As a result, upon effectiveness of the Reverse Stock Split, you will own fewer shares of our Common Stock.  Under the Reverse Stock Split, each 10 shares of our Common Stock issued and outstanding that you own shall be combined into one share of Common Stock. With respect to holders of our Series B Preferred Stock, if the Reverse Stock Split is effected, the conversion price of the Series B Preferred Stock (i.e., the ratio at which the Series B Preferred Stock converts into shares of our Common Stock) will be proportionately adjusted such that holders will be entitled to receive the number of shares of Common Stock which they would have been entitled to had the Series B Preferred Stock been converted immediately prior to implementing the Reverse Stock Split.  As a result, while holders of Series B Preferred Stock will still own the same number of shares of Series B Preferred Stock, such shares will be convertible into one (1) share of Common Stock for every ten (10) shares of Common Stock it could have converted into prior to the Reverse Stock Split. Since the Reverse Stock Split will affect all stockholders uniformly, it will not affect any stockholder’s (common or preferred) percentage ownership of the Company.

Q:WHAT ARE THE TAX CONSEQUENCES TO ME OF THE REVERSE STOCK SPLIT?

A:If effected, we believe that the federal income tax consequences of the Reverse Stock Split to our U.S. stockholders will be as follows: (i) no gain or loss will be recognized by any of our U.S. stockholders; (ii) the aggregate tax basis of the shares after the Reverse Stock Split will equal the aggregate tax basis of the shares exchanged therefor; and (iii) the holding period of the shares after the Reverse Stock Split will include the holding period of the holder’s existing shares. We cannot assure you of the foregoing tax consequences, therefore, we urge stockholders to consult their own tax advisors regarding the tax consequences of the Reverse Stock Split.

Q:ARE DISSENTERS’ RIGHTS AVAILABLE IN CONNECTION WITH THE REVERSE STOCK SPLIT?

A:No.  Dissenters’ rights are not available under Delaware law in connection with the Reverse Stock Split.

Q:SHOULD I SEND IN MY STOCK CERTIFICATES IN CONNECTION WITH THE REVERSE STOCK SPLIT?

A:No.  Do not send us your stock certificates. If effected, following the Reverse Stock Split, each stock certificate representing issued and outstanding shares of our Common Stock will represent a fewer number of shares, as adjusted appropriately based on the Reverse Stock Split ratio selected by our Board. Stock certificates representing issued and outstanding shares of Series B Preferred Stock will continue to evidence the same number of shares, however, such shares of Series B Preferred Stock will be convertible into one (1) share of Common Stock for every ten (10) shares of Common Stock it could have converted into prior to the Reverse Stock Split.

Q:DOES OUR BOARD OF DIRECTORS RECOMMEND VOTING “FOR” THE PROPOSALS?

A:Yes. Our Board of Directors unanimously recommends that our stockholders vote “FOR” each of Proposal I, Proposal II, Proposal IV, Proposal V and Proposal VI.  As to Proposal III, our Board of Directors unanimously recommends that stockholders vote to have future advisory votes on named executive officer compensation every year.

Q:HOW DO I VOTE?

A;If you are a stockholder of record, there are four ways to vote:

•By Internet — You may submit your proxy from any location in the world by following the internet voting instructions on the proxy card or voting instruction card sent to you.

•By Telephone — You may submit your proxy by following the telephone voting instructions on the proxy card or voting instruction card sent to you.

•By Mail — You may vote by mail by marking, dating and signing your proxy card or, for shares held in street name, the voting instruction card provided to you by your broker or nominee, and mailing it in the enclosed, self-addressed, postage prepaid envelope. No postage is required if mailed in the United States. Please note that you will be mailed a printed proxy card or printed voting instruction card only if you request that such printed materials be sent to you by following the instructions in the Notice of Internet Availability for requesting paper copies of the proxy materials.

•In Person — You may vote by written ballot at the Annual Meeting, if you are a stockholder of record.  If you are a street name stockholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee on how to vote your shares. Street name stockholders should generally be able to vote by returning an instruction card, or by telephone or on the internet. However, the availability of telephone and internet voting will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a street name stockholder, you may not vote your shares in person at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.  If you plan to attend the Annual Meeting in person, please either mark the appropriate box on the voting website, or send an email to ShareholderMtg@gceholdings.com.

Q:CAN I CHANGE MY MIND AND REVOKE MY PROXY?

A:Yes.  If you are a stockholder of record, you may change your vote at any time before the polls close at the meeting. You may do this by (i) delivering to the Company, at or prior to the Annual Meeting, a written notice revoking the proxy; (ii) delivering to the Company, at or prior to the Annual Meeting, a duly executed proxy relating to the same shares and bearing a later date; or (iii) voting in person at the Annual Meeting. Attendance at the Annual Meeting, in and of itself, will not constitute a revocation of a proxy. If you hold your shares in “street name,” you may submit new voting instructions by contacting your broker, bank or other nominee.

Q.HOW MAY I REQUEST A SINGLE SET OF PROXY MATERIALS FOR MY HOUSEHOLD?

A:If you share an address with another stockholder and have received multiple copies of our proxy materials, you may write us to request delivery of a single copy of these materials. Written requests should be made to Global Clean Energy Holdings, Inc., Attention: Corporate Secretary, 2790 Skypark Drive, Suite 105, Torrance, California 90505.  Stockholders who beneficially own shares of our Common Stock held in street name may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Q.WHAT SHOULD I DO IF I RECEIVE MORE THAN ONE SET OF VOTING MATERIALS?

A:You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards.  For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares.  If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card.  Please complete, sign, date, and return each proxy card and voting instruction card that you receive.

Q.WHAT HAPPENS IF ADDITIONAL MATTERS ARE PRESENTED AT THE ANNUAL MEETING?

A:Other than the proposals described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting.  If you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.

Q.IS MY VOTE CONFIDENTIAL?

A:Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy.  Your vote will not be disclosed either within the Company or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation.  Occasionally, stockholders provide on their proxy card written comments, which are then forwarded to Company management.

Q.WHO IS PAYING FOR THIS PROXY SOLICITATION?

A:Our Board of Directors is making this solicitation, and we will pay the entire cost of preparing and distributing these proxy materials.  In addition to the distribution of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communications by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities.  We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for distributing proxy materials to stockholders.

Q:WHAT IS THE DEADLINE TO PROPOSE ACTIONS FOR CONSIDERATION AT NEXT YEAR’S ANNUAL MEETING OF STOCKHOLDERS OR TO NOMINATE INDIVIDUALS TO SERVE AS DIRECTORS?

A:Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next Annual Meeting of Stockholders by submitting their proposals in writing to our Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2021 Annual Meeting of Stockholders, our Corporate Secretary must receive the written proposal at our principal executive offices not later than June 7, 2021, which is 120 days prior to the first anniversary of the mailing date of this proxy. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to Global Clean Energy Holdings, Inc., Attention: Corporate Secretary, 2790 Skypark Drive, Suite 105, Torrance, California 90505.

Q.HOW MAY I OBTAIN A COPY OF THE BYLAW PROVISIONS REGARDING STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS?

A:A copy of the full text of the bylaw provisions regarding notice procedure for stockholders who wish to present certain matters before an Annual Meeting of Stockholders, including nominations for the election of directors, may be obtained by writing to our Corporate Secretary. In addition, this and other information about our Company may be obtained at the web site maintained by the U.S. Securities and Exchange Commission (“SEC”) that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the SEC’s website is www.sec.gov.  All notices of proposals by stockholders, whether or not included in our proxy materials, should be sent to our principal executive offices, Attention: Corporate Secretary.

PROPOSAL I – ELECTION OF DIRECTORS

Pursuant to our Bylaws, our Board has fixed the number of our directors at three, and there are currently three individuals serving on our Board.  The Board proposes that the following three (3) nominees, all of whom currently serve on the Board, be elected as directors to serve for a term ending on the date of the next annual meeting of stockholders following the date such persons are initially elected as directors, and until their successors are duly elected and qualified.  Each of the nominees has consented to serve if elected.  If any nominee becomes unavailable to serve as a director, the Board may designate a substitute nominee.  In that case, the persons named as proxies will vote for the substitute nominee designated by the Board. There is no family relationship between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer.  We have determined that Mr. Walker is a non-employee director and is “independent” as defined under The Nasdaq Stock Market’s listing standards (see “Director Independence” below).  The affirmative vote of a plurality of the shares cast at the Annual Meeting is required to elect these three nominees. The following is information concerning the nominees for election as directors:

Director Nominees

Set forth below is information regarding the nominees, including information furnished by them as to their principal occupations for the last five years, and their ages as of October 7, 2020.

Name	Age	Position
David R. Walker	75	Chairman of the Board
Richard Palmer	60	President, Chief Executive Officer and Director
Martin Wenzel	62	Director

David R. Walker

David R. Walker joined the Board of Directors in May 1996 and was appointed Chairman of the Board of Directors in May 1998. He has served as Chairman of the Audit Committee since 2001.  Mr. Walker has been retired since July 2016.  From 1976 until his retirement in July 2016, Mr. Walker was the General Manager of Sunheaven Farms, the largest onion growing and packing entity in the State of Washington.  In the capacity of General Manager, Mr. Walker performed the functions of a traditional chief financial officer.  Mr. Walker holds a Bachelor of Arts degree in economics from Brigham Young University with minors in accounting and finance.

The Board believes that Mr. Walker’s experience regarding the operation and management of large-scale agricultural farms and his experience as a financial officer are valuable resources to our Board in formulating business strategy, addressing business opportunities and resolving operational issues that arise from time to time.

Richard Palmer

Richard Palmer was appointed as our President and Chief Operating Officer in September 2007 and been a member of the Board of Directors since September 2007. Mr. Palmer became our Chief Executive

Officer in December 2007.  Prior to joining the Company in 2007, Mr. Palmer was a co-founder of Mobius Risk Group, LLC, an energy risk advisory services consulting company that was formed in January 2002 and was a principal and Executive Vice President of that consulting company until September 2007. From 1997 to 2002, Mr. Palmer was a Senior Director at Enron Energy Services. Prior thereto, from 1995 to 1996 Mr. Palmer was a Vice President of Bentley Engineering, and a Senior Vice President of Southland Industries from 1993 to 1996. Mr. Palmer received his designation as a Certified Energy Manager in 1999, holds two Business Management Certificates from University of Southern California’s Business School, and is an active member of both the American Society of Plant Biologists, and the Union of Concerned Scientists. Mr. Palmer is Trustee & President of the Center for Sustainable Energy Farming (CFSEF), a non-profit research institute dedicated to sustainable communities, fueled by socially-responsible clean energy. In February 2013, Mr. Palmer joined the Roundtable on Sustainable Biofuels (RSB) Services Foundation's Board of Directors and held the Chairman role from April until December 2013. RSB Services acted as the implementing entity of the RSB sustainability certification until December 2013.

Over the last 27 years, Mr. Palmer has held senior level management positions with a number of large engineering, development, operations and construction companies, and, as a result, he has garnered a wealth of experience in the energy field.  Mr. Palmer’s experience is important to the development and execution of the Company’s business plan.  Mr. Palmer is the only member of management who serves as a director of the Company.

Martin Wenzel

Martin Wenzel was appointed to the Board of Directors on May 7, 2020.  Mr. Wenzel previously served on the Board from April 2010 until the end of 2014. Until his appointment as a director, Mr. Wenzel served as an advisor to the Board pursuant to that certain Board Advisor Agreement, dated June 21, 2019.

Martin Wenzel has been an Executive Vice President for Heorot Power Holdings since June 2016. Prior to joining Heorot Power Holdings, Mr. Wenzel served as Executive Vice President for Beowulf Energy from July 2012 to June 2016. Prior to his work at Beowulf, he was appointed as the President and Chief Executive Officer for Colorado Energy Management (2007-2012.) Mr. Wenzel was the Senior Vice President (Sales and Marketing) of Miasole Inc., a producer of solar cell products.  Mr. Wenzel was President and Chief Executive Officer of Alpha Energy LLC from 2001-2004.  He currently is a member of the Board of the Directors for ION Clean Energy, a carbon capture technology company based in Colorado. Mr. Wenzel holds an Executive MBA from Columbia Business School, a Master's Degree in Systems Management from The University of Southern California, and a Bachelor’s degree in Engineering and Management from the U.S. Naval Academy.

Mr. Wenzel was chosen to serve as a director on the Board because of his extensive background in the energy industry, including over 30 years of developing, financing, constructing and operating energy projects and marketing energy commodities in the U.S. and internationally.

Director Independence

Our Common Stock is quoted on the OTC Pink marketplace under the symbol “GCEH.” The OTC Pink marketplace is an electronic trading platform that does not maintain any standards regarding the “independence” of the directors on our Board, and we are not otherwise subject to the requirements of any national securities exchange or an inter-dealer quotation system with respect to the need to have a majority of our directors be independent.

In the absence of such requirements, we have elected to use the definition for “director independence” under The Nasdaq Stock Market’s listing standards, which defines an “independent director” as “a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship, which in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.” The definition further provides that, among others, employment of a director by us (or any parent or subsidiary of ours) at any time during the past three years is considered a bar to independence regardless of the determination of our Board.

Our Board has determined that Mr. Walker currently is our only independent director as defined in The Nasdaq Stock Market rules relating to director independence. Each of Messrs. Walker and Wenzel are non-employee directors.

Management

Noah Verleun

Noah Verleun was appointed as the Company’s Senior Vice President in January 2019 and as our Executive Vice President of Development & Regulatory Affairs in May 2020. He has held various roles across the organization since 2010. Prior to joining the Company, Mr. Verleun worked for JP Morgan PWM, Rockefeller University in its office of investments and OC&C Strategy Consultants in London. He received a Bachelor of Science degree in Economics and a Master of Public Policy degree from the University of Southern California.

Ralph Goehring

Ralph Goehring was appointed to the position of Vice President-Finance and Chief Financial Officer on May 20, 2020.  From 2010 until his appointment to GCEH, Mr. Goehring was the Chief Executive Officer and majority owner of SandDollar Financial LLC, a company that provided accounting and financial reporting services to energy related firms.  From 1987 until 2008, Mr. Goehring worked at Berry Petroleum Company, first as Manager of Tax (1987-1992), and thereafter as Chief Financial Officer (1992-2008). Prior to joining Berry Petroleum Company, Mr. Goehring was a Senior Tax Accountant at Arthur Andersen & Co.  Mr. Goehring holds a Bachelor of Business Administration degree from the University of California, Berkeley, and is a CPA.

Board of Director Meetings

All members of the Board of Directors hold office until the next annual meeting of stockholders or the election and qualification of their successors. During the fiscal year ended December 31, 2019, the Board of Directors held bi-weekly meetings, of which two were formal meetings.  Each director who was in office at that time attended all of such meetings of the Board of Directors.  The Audit Committee held one meeting at which it took formal action during fiscal year ended December 31, 2019.

Director Attendance at Annual Meetings

Although we do not have a formal policy regarding attendance by Board members at the annual meeting of stockholders, directors are strongly encouraged to attend annual meetings of stockholders. Unless they are unable to do so because of travel and health restrictions, all of our current directors (and nominees) are expected to attend the Annual Meeting.

Board Committees

Our Board of Directors has an Audit Committee but does not currently have a Compensation Committee or a Nominating Committee.

Audit Committee. Our Audit Committee operates pursuant to a written charter. Among other things, the Audit Committee is responsible for:

•reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•hiring our independent registered public accounting firm, and coordinating the oversight and review of the adequacy of our internal control over financial reporting with both management and the independent registered public accounting firm; and

•reviewing and, if appropriate, approving all transactions between our company or its subsidiaries and any related party.

Because the Board of Directors currently only has three directors, only one of whom is independent according to The Nasdaq Stock Market rules, as of the date of this proxy statement David Walker is the sole member of the Audit Committee.  The Board expects to appoint additional members to the Board of Directors, including additional members of the Audit Committee, in the near future.  Mr. Walker has significant knowledge of financial matters, and our Board has designated Mr. Walker as the “audit committee financial expert” of the Audit Committee.

Nominating Committee.  We do not currently maintain a nominating committee on our Board of Directors. Rather, all of the directors on the Company’s Board of Directors at any given time participate in identifying qualified director nominees and recommending such persons to be nominated for election to the Board at each annual meeting of our stockholders.  As a result, our Board has not found it necessary to have a separate nominating committee.  However, the Board may form a nominating committee for the purpose of nominating future director candidates.

Usually, nominees for election to the Board are proposed by our existing directors.  In identifying and evaluating individuals qualified to become Board members, our current directors will consider such factors as they deem appropriate to assist in developing a Board of Directors and committees thereof that are diverse in nature and comprised of experienced and seasoned advisors.  Our Board of Directors has not adopted a formal policy with regard to the consideration of diversity when evaluating candidates for election to the Board.  However, our Board believes that membership should reflect diversity in its broadest sense, but should not be chosen nor excluded based on race, color, gender, national origin or sexual orientation.  In this context, the Board does consider a candidate’s experience, education, industry knowledge and, history with the Company, and differences of viewpoint when evaluating his or her qualifications for election to the Board.  In evaluating such candidates, the Board seeks to achieve a balance of knowledge, experience and capability in its composition.

Our full Board also reviews the qualifications of director nominations submitted by stockholders of the Company, subject to the stockholders having followed procedures established under the Company’s bylaws (See the discussion under “STOCKHOLDER PROPOSALS” beginning on page 36 of this proxy statement). All potential director candidates, regardless of source, are reviewed under the same process.

Compensation Committee. We do not currently maintain a compensation committee on our Board of Directors.  All of our directors participate in determining the compensation of our executive officers and non-employee directors. As a result, the Board has not found it necessary to have a separate compensation committee.

In determining the compensation of any executive officer or non-employee director, the full Board (excluding the executive officer or non-employee director whose compensation is being determined) will consider such factors as they deem appropriate in developing competitive compensation standards aimed at attracting and retaining qualified management personnel and directors. Some of these factors may include, but are not limited to, the level of compensation paid to senior executives and directors at businesses and other organizations of comparable size and industry, and the specific experience and expertise of any particular executive officer or non-employee director relative to the experience and expertise of other executive officers and non-employee directors.  Our Board meets at least once a year to review and consider the current compensation of our executive officers and non-employee directors, and if appropriate, adjust the current levels of such compensation.

Certain Relationships and Related Transactions

From 2010 to 2018, Mr. Palmer deferred more than $1.7 million of his salary and annual bonus payable to him under his employment agreement with the Company.  On October 16, 2018, Mr. Palmer entered into a new employment agreement with the Company.  Concurrently with the execution of the new employment agreement, because of the Company’s financial condition, Mr. Palmer agreed to defer $1 million of his accrued salary and bonus for an additional two years.  In order to evidence the foregoing deferral, the Company and Mr. Palmer entered into a $1 million convertible promissory note.  Mr. Palmer’s convertible note accrues simple interest on the outstanding principal balance of the note at the annual rate of five percent (5%) and matures and becomes due and payable on October 15, 2020.  Under the convertible promissory note, Mr. Palmer has the right, exercisable at any time until the convertible promissory note is fully paid, to convert all or any portion of the outstanding principal balance and accrued and unpaid interest into shares of Common Stock at an exercise price of $0.0154 per share.

Martin Wenzel was appointed to the Board of Directors on May 7, 2020.  Until his appointment as a director, Mr. Wenzel served as an advisor to the Board pursuant to that certain Board Advisor Agreement, dated June 21, 2019.  Under the Board Advisor Agreement, Mr. Wenzel was granted a five-year non-qualified stock option to purchase 500,000 shares, which option automatically vested upon Mr. Wenzel’s appointment to the Board.  The foregoing options have an exercise price of $0.08 per share.

Communications with the Board of Directors

Stockholders may communicate directly with the Board by writing to them at Board of Directors, c/o Corporate Secretary, Global Clean Energy Holdings, Inc., 2790 Skypark Drive, Suite 105, Torrance, California 90505.  Written communications specifically marked as a communication for our Board of Directors, or a particular director, except those that are clearly marketing or soliciting materials, will be forwarded unopened to Mr. Walker, currently the Chairman of our Board, or to the particular director to whom they are addressed, or presented to the full Board or the particular director at the next regularly scheduled Board meeting.

Code of Ethics

Our Board of Directors has adopted a code of ethics that applies to our principal executive officers, principal financial officer or controller, or persons performing similar functions (“Code of Ethics”).  A copy of our Code of Ethics will be furnished without charge to any person upon written request.  Requests should be sent to:  Secretary, Global Clean Energy Holdings, Inc. 2790 Skypark Drive, Suite 105 Torrance, California 90505. Our Code of Ethics is also available under the “Investors” section of our website at www.gceholdings.com

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires our directors and officers and persons who beneficially own more than 10% of a class of our equity securities registered under Section 12 of the Exchange Act with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities. To the Company’s knowledge, based solely on a review of the Section 16(a) reports filed electronically with the SEC and written representations that no other reports were required, all reports required by Section 16(a) applicable to our executive officers and directors and greater than 10% beneficial owners were filed on a timely basis during 2019, except for the following: David Walker filed a Form 4 to report the exercise of an option late, and failed to file a Form 4 to report the receipt of an option grant; Noah Verleun failed to file two Forms 4 to report two option grants.

Board Leadership Structure and Role in Risk Oversight

Our Board does not have a formal policy on whether the positions of Chairman of the Board and Chief Executive Officer are to be held by the same person. However, our Board believes it is important to select the Company’s Chairman and Chief Executive Officer in the manner it considers in the best interests of the Company at any given time. Accordingly, the Chairman and Chief Executive Officer positions may be filled by one individual or by two different individuals, as determined by our Board based on circumstances then in existence. Currently, two individuals occupy these positions: David Walker serves as the Chairman of the Board, and Richard Palmer serves as the Company’s Chief Executive Officer.

Our Board believes that the separation of the offices of Chairman of the Board and Chief Executive Officer at this time enhances Board independence and oversight. Moreover, since we are a relatively small participant in the energy agri-business, the current bifurcation of these positions enables our Chief Executive Officer to better focus on more managerial responsibilities, while allowing the Chairman of the Board to lead the Board in its fundamental role of providing advice to and independent oversight of management. We believe that this leadership structure has to date been acceptable.

Management is responsible for the day-to-day management of risks the Company faces, while the Board plays an important role in overseeing the identification, assessment and mitigation of such risks.  The oversight of financial risk management lies primarily with the Board’s Audit Committee, which is empowered to appoint and oversee our independent auditors, monitor the integrity of our financial reporting processes and systems of internal controls and provide an avenue of communication among our independent auditors, management and our Board of Directors. However, because of the size of the Board of Directors and the Audit Committee, the Company’s risk mitigation efforts have been overseen by the entire Board.  In fulfilling its risk oversight responsibility, the Board consults with management and third parties to evaluate and, when appropriate, modify our risk management strategies.

Director Compensation

Pursuant to Company’s director compensation policy for 2019, each non-employee director was entitled to annual compensation of $24,000 in cash and options to purchase 500,000 shares for serving on the Board of Directors. Directors who are employed by the Company as officers or employees are not entitled to any compensation for serving on the Board of Directors.  David R. Walker, the Chairman of the Board and the sole member of the Audit Committee, was our only non-employee director in 2019.  Richard Palmer, who has served as a director and as our President and Chief Executive Officer in 2019, was not compensated for his services as a director; his compensation as an officer is described above in the Summary Compensation Table.

DIRECTOR COMPENSATION FOR FISCAL YEAR 2019

Name	Year	Fees Earned or Paid in Cash	Stock Awards	Option Awards(1)(2)	All Other Compensation	Total

David R. Walker	2019	$24,000		$23,427		$47,427

(1)This column represents the aggregate grant date fair value of option awards computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures related to service-based vesting conditions.  For assumptions used in determining grant date fair market value, refer to Note [____] of Notes to the Financial Statements included in the Company’s Annual Report on Form 10-K for the years ended December 31, 2019, as filed with the SEC on

September 23, 2020.  These amounts do not correspond to the actual value that will be recognized by the named directors from these awards.

(2)Pursuant to the company’s director compensation, each non-employee director is entitled to an annual grant of options to acquire 500,000 shares.

Vote Required and Recommendation of Board of Directors

Our Bylaws provide that directors are elected by a plurality of the votes cast by shares entitled to vote at such election of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
EACH OF THE NOMINEES LISTED ABOVE.

* * *

Audit Committee Report

The following is the report of our Audit Committee with respect to our audited financial statements for the fiscal years ended December 31, 2016. 2017, 2018 and 2019. This report shall not be deemed soliciting material or to be filed with the SEC or subject to Regulation 14A or 14C under the Exchange Act or to the liabilities of Section 18 of the Exchange Act, nor shall any information in this report be incorporated by reference into any past or future filing under the Securities Act or the Exchange Act, except to the extent we specifically request that it be treated as soliciting material or specifically incorporate it by reference into a filing under the Securities Act or the Exchange Act.

The Audit Committee provides assistance to our Board of Directors in fulfilling its oversight responsibility to the Company’s stockholders, potential stockholders, the investment community, and others relating to our financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of our financial statements and the ethics programs when established by our management and our Board of Directors. The Audit Committee has the sole authority (subject to stockholder ratification) to appoint or replace the outside auditors and is directly responsible for determining the compensation of the independent auditors. In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention, with full access to all of our books, records, facilities and personnel, and to retain its own legal counsel and other advisers as it deems necessary or appropriate.

As part of its oversight of our financial statements, the Audit Committee reviewed and discussed with both management and our outside auditors our interim financial statements and annual audited financial statements that are included in the Annual Report on Form 10-K that was filed on September __, 2020. These reviews included discussion with the outside auditors of matters required to be discussed by Auditing Standard 1301, “Communications with Audit Committees,” issued by the Public Company Accounting Oversight Board.

During the fiscal year ended December 31, 2019, Hall & Company served as our independent registered public accounting firm and audited our financial statements for the years ended December 31, 2016, 2017, 2018 and 2019 that are included in the Annual Report on Form 10-K that was filed on September 23, 2020. Hall & Company did not have any financial interest, direct or indirect, in our Company, and did not have any connection with our Company except in its professional capacity as our independent auditors. As discussed in Proposal No. IV below, the Audit Committee has engaged Hall & Company as our independent registered public accountants for the fiscal year ending December 31, 2020.

The Audit Committee discussed with Hall & Company, the auditors of our 2016, 2017, 2018 and 2019 annual financial statements, matters relating to its independence, including a review of audit and non-audit fees and the letter and written disclosures made by Hall & Company to the Audit Committee pursuant to Public Company Accounting Oversight Board (United States) Rule 3526.

Audit and non-audit services to be provided by Hall & Company are subject to the prior approval of the Audit Committee. In general, the Audit Committee’s policy is to grant such approval where it determines that the non-audit services are compatible with maintaining the independent registered public accounting firm’s independence and there are costs or other efficiencies in obtaining such services from the independent registered public accounting firm as compared to other possible providers.

Taking all of these reviews and discussions into account, the Audit Committee recommended to our Board of Directors that our Board of Directors approve the inclusion of our audited financial statements for the years ended December 31, 2016, 2017, 2018 and 2019 in our Annual Report on Form 10-K, which was filed with the SEC on September __, 2020

Audit Committee

David Walker

* * *

PROPOSAL II - ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

We are asking our stockholders to approve, on an advisory basis, the compensation of our Named Executive Officers as described in the “Executive Compensation” section of this proxy statement, including the executive compensation tables and accompanying narrative disclosure, as provided on pages 15 to 19. Accordingly, we are asking our stockholders to vote on the following resolution:

RESOLVED, that the compensation paid to the named executive officers of Global Clean Energy Holdings, Inc., as disclosed in the 2020 Proxy Statement of Global Clean Energy Holdings, Inc. pursuant to Item 402 of SEC Regulation S-K, including the compensation tables and narrative discussion, hereby is approved.

This proposal, commonly known as a “Say-on-Pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation as a whole. This vote is advisory in nature and therefore is not binding on us, or our Board of Directors. Our Board of Directors, however, values the opinions of our stockholders. To the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider the stockholders’ concerns, and we will evaluate whether any actions are necessary to address those concerns.

Our Board of Directors believes that our executive compensation program aligns well with our philosophy and corporate performance, and that it incentivizes and rewards our leadership for increasing stockholder value, while aligning the interest of our leadership with those of our stockholders on an annual and long-term basis.

* * *

EXECUTIVE COMPENSATION

Summary Compensation Table.

The following table sets forth certain information concerning the annual and long-term compensation for services rendered to us in all capacities for the fiscal years ended December 31, 2018 and 2019 of all persons who served as our principal executive officer during such fiscal years and for any other executive officer who earned annual compensation during such fiscal year greater than $100,000 (collectively, the “Named Executive Officers”).  The Company did not appoint a Chief Financial Officer for 2018 and 2019.

Summary Compensation Table

Name and Principal Position	Fiscal Year Ended 12/31	Salary Paid or Accrued ($)	Bonus Paid or Accrued ($)	Stock Awards ($)	Option Awards ($)(2)	All Other Compensation ($)	Total ($)
Richard Palmer	2019	$300,000	$350,000				$650,000
President and	2018	$260,411(1)	$330,206		$364,661		$955,278
Chief Executive
Officer

Noah Verleun	2019	$176,538(3)	-0-		$245,317		$421,855
Executive Vice
President

(1)On October 16, 2018, in order to accommodate the Company’s cash flow needs, Mr. Palmer agreed to defer payment of $1,000,000 of his accrued and unpaid salary for two years, which deferral is evidenced by a promissory note that is convertible into common stock at an exercise price of $0.0154 per share.

(2)Amounts represent the aggregate grant date fair value of awards computed in accordance with ASC Topic 718, excluding the effects of any estimated forfeitures. For assumptions used in determining grant date fair market value, refer to Note [____] of Notes to the Financial Statements included in the Company’s Annual Report on Form 10-K for the years ended December 31, 2019, as filed with the SEC on September ___, 2020. The amounts reported for these options may not represent the actual economic values that our Named Executive Officers will realize from these options as the actual value realized will depend on our performance, stock price and their continued employment.

(3)Mr. Verleun was appointed as the Company’s Senior Vice President in January 2019 and promoted to Executive Vice President-Development & Regulatory Affairs in May 2020.

Option Grants

On October 16, 2018, the Company granted Mr. Palmer a five-year, non-qualified option to purchase 110 million shares.  The foregoing option has an exercise price of $0.0154 per share (which price the Board determined was equal to or greater than the fair market price of Common Stock on the date of grant) and is subject to vesting based on the Company achieving certain market capitalization milestones.  See, “Executive Compensation—Employment Agreements—Richard Palmer,” below. The Company’s market capitalization has exceeded all of the foregoing target levels and, accordingly, Mr. Palmer’s option has fully vested.

Noah Verleun was promoted and became a Named Executive Officer during the fiscal year ended December 31, 2019.  On January 15, 2019, the Company granted Mr. Verleun a five-year non-qualified stock option to purchase 50 million shares of Common Stock. The foregoing option has an exercise price of $0.02 per share (which price the Board determined was greater than the fair market price of Common Stock on the date of grant).  The option was subject to vesting based on the Company achieving certain market capitalization milestones.  See, “Executive Compensation—Employment Agreements—Noah Verleun,” below. The Company’s Market Capitalization has exceeded all of the foregoing target levels and, accordingly, Mr. Verleun’s option has fully vested.

In connection with the acquisition of the Company’s Bakersfield refinery, the Board established certain performance milestones for Mr. Verleun.  In April 2019 Mr. Verleun met those target milestones and, accordingly, was granted an option on June 21, 2019 to purchase 10 million shares.  The foregoing option has a five-year term and an exercise price of $0.0165 (the fair market value on the date of grant).  One quarter of the option shares vested on the date of grant, and the remaining portion of the option vests monthly over the 36 month period following the date of grant.

Holdings of Previously Awarded Equity

The following table sets forth information as of December 31, 2019, concerning unexercised options, unvested stock and equity incentive plan awards for our Named Executive Officers.

OUTSTANDING EQUITY AWARDS AT YEAR ENDED DECEMBER 31, 2019

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date

Richard Palmer	110,000,000	0		$0.0154	10/15/23
Noah Verleun	50,000,000 3,750,000 2,812,500 791,667 1,500,000 800,000 500,000	0 6,250,000 2,187,500 208,333 0 0 0		$0.0200 $0.0165 $0.0035 $0.0022 $0.0017 $0.0030 $0.0110	01/14/24 04/09/24 09/16/23 10/31/22 12/13/21 04/24/21 01/31/20

Employment Agreements

Richard Palmer.  Effective December 31, 2014, the Company entered into an employment agreement (the “2014 Employment Agreement”) with Richard Palmer, our President and Chief Executive Officer, for a term of five years.  Under the Employment Agreement, we granted Mr. Palmer an incentive option to purchase up to 16,959,377 shares of Common Stock at an exercise price of $0.0041 (the closing trading price on the date the agreement was signed and approved), with 25% vesting immediately and the balance vesting in equal amounts over the next 48 months.  Under the 2014 Employment Agreement, Mr. Palmer’s was entitled to receive a base salary of $250,000 and an annual bonus payment contingent on Mr. Palmer’s satisfaction of certain performance criteria.  The target annual bonus amount was 50% of Mr. Palmer’s base salary, subject to the Board’s discretion to increase the amount of the bonus or adjust the performance criteria.

On October 16, 2018, the Company and Mr. Palmer also entered into a new Executive Employment Agreement (the “2018 Employment Agreement”) that replaced the 2014 Employment Agreement.  Under the 2018 Employment Agreement, Mr. Palmer agreed to serve as the Company’s President and Chief Executive Officer through October 15, 2023 at an annual base salary of $300,000 per year.  Upon the closing of the acquisition of the Company's Bakersfield, California, refinery on May 7, 2020 the Company and Mr. Palmer amended the 2018 Employment Agreement to increase Mr. Palmer’s annual base salary to $350,000, effective immediately.  Under the 2018 Employment Agreement, Mr. Palmer is entitled to receive an annual bonus if Mr. Palmer meets certain performance targets.  The target annual bonus amount is 50% of Mr. Palmer’s base salary, subject to the Board’s discretion to increase the amount of the bonus or adjust the performance criteria. If Mr. Palmer’s employment is terminated as a result of his death or disability, or by him for “Good Reason” as defined in the 2018 Employment Agreement, in addition to receiving a payment of all outstanding sums due and owing to him at the time of separation, the Company is required to pay Mr. Palmer (or his estate) an amount equal to twelve months of Mr. Palmer’s then-current base salary in the form of salary continuation, plus payment of Mr. Palmer’s and his family’s medical insurance premiums. If Mr. Palmer’s employment is terminated for death or disability, Mr. Palmer or his estate will also be entitled to retain any stock options that have vested as of the date of termination.

Under the 2018 Employment Agreement, the Company granted Mr. Palmer a five-year non-qualified stock option (“Option”) to purchase 110 million shares of Common Stock at an exercise price of $0.0154, subject to the Company’s achievement of certain market capitalization goals.  Under the Option, Mr. Palmer will vest, and can exercise the Option, with respect to 30,000,000 shares when the Company’s market capitalization first reaches $7 million, another 40,000,000 shares will vest under the Option when the Company’s market capitalization reaches $15 million, and 40,000,000 shares will vest when the Company’s market capitalization first reaches $25 million.  The term “market capitalization” is defined in the 2018 Employment Agreement to mean the product of the number of shares of Common Stock issued and outstanding at the time market capitalization is calculated, multiplied by the average closing price of the Common Stock for the 30 consecutive trading days prior to the date of calculation as reported on the principal securities trading system on which the Common Stock is then listed for trading, including the OTC Pink marketplace, the NASDAQ Stock Market, or any other applicable stock exchange.

Noah Verleun.  Effective January 15, 2019, the Company entered into a three-year employment agreement with Noah Verleun, the Company’s Executive Vice President, which agreement was amended on May 7, 2020.  Under the employment agreement, Mr. Verleun is currently paid an annual base salary $310,000 and is entitled to receive an annual bonus of up to 50% of his annual base salary if Mr. Verleun meets certain performance targets.  In order to be eligible to receive a bonus, Mr. Verleun must be employed by the Company on the last day of the year in which the bonus is earned.  If Mr. Verleun’s employment is terminated by him for “Good Reason” as defined in the Verleun Agreement, in addition to receiving a payment of all outstanding sums due and owing to him at the time of separation, the Company is required to pay Mr. Verleun (or his estate) an amount equal to four months of Mr. Verleun’s then-current base salary in the form of salary continuation, plus payment of Mr. Verleun’s and his family’s medical insurance premiums.  If Mr. Verleun’s employment is terminated for death or disability, Mr. Verleun or his estate shall be entitled to the same four month’s salary, and he will be entitled to retain any stock options that have vested as of the date of termination.

Under Mr. Verleun’s employment agreement, the Company granted Mr. Verleun a five-year non-qualified stock option to purchase 50 million shares of Common Stock at an exercise price of $0.02, subject to the Company’s achievement of certain market capitalization goals.  The foregoing option was scheduled to vest in three tranches when the Company’s market capitalization reached $7 million, $15 million, and $25 million.  The Company’s market capitalization has exceeded each of the foregoing levels and, accordingly, Mr. Verleun’s options to purchase the foregoing 50 million shares have fully vested.

Ralph Goehring.  On May 20, 2020, we hired Ralph Goehring as GCEH’s Vice President Finance and Chief Financial Officer.  Mr. Goehring is an at-will employee.  In addition to his duties as an officer of GCEH, Mr. Goehring also will be responsible for financial and accounting matters for Bakersfield Renewable Fuels and the other entities affiliated with Bakersfield Renewable Fuels.  Mr. Goehring annual base salary is $225,000 per year.  He is also entitled to a discretionary annual bonus, in an amount up to 25% of his annual salary, based on the Company’s performance.  Upon joining the Company, Mr. Goehring was granted an incentive stock option to purchase 1,000,000 shares of Common Stock under the Company’s 2020 Equity Incentive Plan.  The foregoing options have an exercise price of $0.0932 (the closing trading price on the day prior to the date that his employment commenced), a five-year term, and vest over three years.

Amended & Restated Non-Solicitation And Confidentiality Agreements.  In order to fund the Company’s purchase of its Bakersfield, California, refinery in May 2020, the Company entered into various credit and other agreements with certain institutional lenders.  In connection with these credit agreements, Mr. Palmer and Mr. Verleun entered into substantially identical Amended & Restated Non-Solicitation And Confidentiality Agreements (the “Non-Solicitation And Confidentiality Agreements”) with subsidiaries of the

Company.  Under the Non-Solicitation And Confidentiality Agreements, both Mr. Palmer and Mr. Verleun each individually agreed that, during the period that they are employed by the Company or any of the Company’s subsidiaries or affiliates that are involved in the production of renewable diesel, they will not, directly or indirectly, (i) solicit, divert or take away any customers, clients, offtake parties, business acquisition or other business opportunity of the Company related to the production of renewable diesel in the U.S., (ii) contact or solicit (other than through general advertising or solicitations not targeted at the Company’s employees), with respect to hiring, or knowingly hire any employee or consultant of the Company or any person employed or engaged as a service provider by the Company at any time during the 12-month period immediately preceding the termination of their employment, (iii) induce, advise or encourage any employee or consultant of the Company to leave his or employment or engagement with the Company, or (iv) induce any distributor or supplier (including, without limitation, suppliers of feedstocks, consumables, equipment, or construction services), customer, client, or other counterparty of the Company to terminate or modify its relationship with the Company. However, nothing in the Non-Solicitation And Confidentiality Agreements is intended to prevent either Mr. Palmer or Mr. Verleun from engaging in, or otherwise being involved in, the development, production, cultivation, distribution, storage, marketing and sale of renewable fuel feedstocks, including Camelina, or the ownership of an equity or profits interest in any entity engaged in renewable fuel feedstock development, production, cultivation, distribution, storage, marketing and sale.

Under the Non-Solicitation And Confidentiality Agreements, each of Mr. Palmer and Mr. Verleun agreed not make any sale, transfer or other disposition of any equity interests that they may own in the Company or any of its subsidiaries (including any shares of Common Stock or options that they may own) until the Company’s lenders have received a certain cumulative amount of distributions; unless (x) such sale, transfer or disposition is for estate planning purposes to an entity that is and remains in their control or (y) all of the cash proceeds from any such sale, transfer or disposition are used to pay costs and expenses (specifically including amounts needed to purchase any Common Stock in the Company or to cover any resultant tax liabilities) incurred in connection with the exercise of options to purchase such Common Stock in the Company.

Change of Control Arrangements

The Company has no change of control payment agreements in effect.

2010 Equity Incentive Plan

On May 13, 2010, our Board of Directors adopted the 2010 Equity Incentive Plan (the “2010 Plan”) pursuant to which the Board of Directors reserved an aggregate of 20,000,000 shares of Common Stock for future issuance. The 2010 Plan was approved by our stockholders at the Annual Meeting of Stockholders held in November 2010.  The 2010 Plan provided for awards of incentive stock options, non-qualified stock options, and stock appreciation rights. At the time that the 2010 Plan expired on May 12, 2020, options for the issuance of all 20,000,000 shares authorized by the 2010 Plan had been granted.  As of September 10, 2020, no options were outstanding under the 2010 Plan.  Since the 2010 Plan has expired, no additional awards may be made under the 2010 Plan.

2020 Equity Incentive Plan

On April 10, 2010, the Company’s Board of Directors adopted the 2020 Equity Incentive Plan (the “2020 Plan”) pursuant to which the Board of Directors reserved an aggregate of 20,000,000 shares of Common Stock for future issuance.  For a description of the 2020 Plan, see, “Proposal V—Approval of Adoption of the 2020 Equity Incentive Plan,” below.  If the proposal to approve the Reverse Stock Split is approved and the Reverse Stock Split is implemented, the number of shares reserved under the2020 Plan will be reduced to 2,000,000 shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of Common Stock as of September 10, 2020 by (a) each person known by us to own beneficially 5% or more of each class of our outstanding voting shares (i.e. Common Stock and our Series B Preferred Stock), (b) each of our named executive officers listed in the Summary Compensation Table and each of our directors and (c) all executive officers and directors of the Company as a group.  As of September 10, 2020, there were 358,499,606 shares of Common Stock issued and outstanding.  As of the same date, there were 13,000 shares of our Series B Preferred Stock issued and outstanding, which shares of preferred stock were convertible into an aggregate of 11,818,181 shares of Common Stock.  Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all the shares beneficially owned by them.

Name and Address of Beneficial Owner (1)	Shares Beneficially Owned (2)	Percent of Class of Common Stock
Preferred Stock:
Corporativo LODEMO S.A DE CV Calle 18, #201-B x 23 y 25, Colonias Garcia Gineres, C.P. 97070 Merida, Yucatan, Mexico	9,090,908(3)	2.5%

Greenrock Capital Holdings LLC 10531 Timberwood Circle, Suite D Louisville, Kentucky 40223	2,727,273(4)	*

Common Stock:

Pacific Sequoia Holdings LLC 250 University Avenue, Palo Alto, CA 94301	40,000,000(5)	11.2%

Roll Energy Investments LLC 11444 West Olympic Boulevard, 10th Floor Los Angeles, California 90064	33,094,500	9.3%

Michael Zilkha 1001 McKinney, Suite 1900 Houston TX 77002	36,515,690	10.2%

Directors/Named Executive Officers:

Richard Palmer	228,893,587 (6)	42.7%
David R. Walker	3,403,539 (7)	*
Martin Wenzel	1,000,000 (8)	*
Noah Verleun	65,205,500 (9)	18.5%
Ralph Goehring	138,889 (8)	*
All Named Executive Officers and Directors as a group (5 persons)	298,641,515 (10)	50.1%

*  Less than 1%

(1) Unless otherwise indicated, the business address of each person listed is c/o Global Clean Energy Holdings, Inc., 2790 Skypark Drive, Torrance, California, 90505.

(2) For purposes of this table, shares of Common Stock are considered beneficially owned if the person directly or indirectly has the sole or shared power to vote or direct the voting of the securities or the sole or shared power to dispose of or direct the disposition of the securities.  Shares of Common Stock are also considered beneficially owned if a person has the right to acquire beneficial ownership of the shares upon exercise or conversion of a security within 60 days of September 10, 2020.

(3) Consists of 9,090,908 shares of Common Stock that may be acquired upon the conversion of shares of Series B Preferred Stock. Corporativo LODEMO owns 10,000 shares of our Series B Preferred Stock, which represents 76.92% of the issued and outstanding shares of that class of securities.

(4) Consists of 2,727,273 shares of Common Stock that may be acquired upon the conversion of shares of Series B Preferred Stock. Greenrock owns 3,000 shares of our Series B Preferred Stock, which represents 23.08% of the issued and outstanding shares of that class of securities.

(5) Based on information disclosed in a Schedule 13G jointly filed with the SEC on February 1, 2019 by Pacific Sequoia Holdings LLC (“PSH”), Jeffrey S. Skoll, and GrowthWorks Canadian Fund Ltd. (“GWC”), according to which PSH, Mr. Skoll and GWC share voting and dispositive control over the shares. Jeffrey S. Skoll, as the indirect sole member of PSH, may be deemed to share the power to direct the voting or disposition of the shares on behalf of PSH. The address of PSH and Jeffrey S. Skoll is 250 University Avenue, Palo Alto, CA 94301. The address of GWC is McCarthy Tétrault LLP, Box 48, Suite 5300, Toronto Dominion Bank Tower, Toronto, ON M5K 1E6.

(6) Includes 71,108,346 shares that may be acquired upon the conversion of the principal balance, plus all accrued interest, under an outstanding convertible promissory note, and 110,000,000 shares that may be acquired upon the exercise of currently exercisable options.

(7) Includes 2,500,000 shares that may be acquired upon the exercise of options that were vested as of September 10, 2020.

(8) Consists of shares that may be acquired upon the exercise of options.

(9)  Includes 57,444,643 shares that may be acquired upon the exercise of currently exercisable options.

(10)  Includes (i) 171,803,532 shares that may be acquired upon the exercise of currently exercisable options, and (ii) 71,108,346shares that may be acquired upon the conversion of the principal balance, plus all accrued interest, under an outstanding convertible promissory note.

Securities Authorized For Issuance Under Equity Compensation Plans

The following table contains information regarding our equity compensation plans as of December 31, 2020.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in the First Column)
Equity compensation plans approved by security holders
2010 Equity Incentive Plan (1)	1,500,000	$0.0017	-0-

Equity compensation plans not approved by security holders
Non-Qualified Stock Options(2)	197,527,315	$0.0161	N/A
Total	199,027,345

(1)The 2010 Equity Incentive Plan has expired, and no additional options or awards can be granted under this plan.

(2)Represents options to purchase Common Stock issued to officers and consultants pursuant to various employment and consulting agreements.

PROPOSAL III - ADVISORY VOTE ON FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Company is required to include in this proxy statement and to present at the Annual Meeting a non-binding stockholder vote on whether an advisory vote on executive compensation should be held annually, every two years or every three years. The Board of Directors believes that an advisory “say on pay” vote on executive compensation should be held annually.

In line with best corporate governance practices, we believe it is in our best interest to hold our say on pay vote on an annual basis, as we believe holding this vote annually provides an effective way to obtain current information on stockholder sentiment about the Company’s executive compensation program. Additionally, while the say on pay vote is a formal means for soliciting stockholder feedback, we welcome the opportunity to engage with stockholders at any time.

Proposal No. III, commonly known as a “say on frequency” vote, gives stockholders the opportunity to endorse or not endorse the decision of the Board of Directors to hold an advisory vote on executive compensation at each annual meeting of stockholders hereafter. This proposal will be presented at the Annual Meeting as a resolution in substantially the following form:

RESOLVED, that the stockholders approve Global Clean Energy Holdings, Inc.’s presentation at every annual meeting of its stockholders hereafter of a proposal to approve the compensation of the  Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission in the compensation tables and related narrative disclosure in Global Clean Energy Holdings, Inc. ’s proxy statement for such annual meeting.

This vote will not be binding on the Board of Directors and may not be construed as overruling a decision by the Board of Directors or creating or implying any change to the fiduciary duties of the Board. The Board, or a Compensation Committee when such a committee is established, shall however take into account the outcome of the vote when considering the frequency of future advisory votes on executive compensation.

Stockholders can choose one of four choices for this Proposal on the proxy card: one year, two years, three years, or abstain. Stockholders are not voting to approve or disapprove our Board’s recommendation.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE, IN AN ADVISORY MANNER, TO HOLD AN ADVISORY VOTE TO APPROVE OUR NAMED EXECUTIVE OFFICER COMPENSATION ANNUALLY.

* * *

PROPOSAL IV – RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

General

At the Annual Meeting, our stockholders are being asked to ratify the appointment of Hall & Company as our independent registered public accounting firm for our fiscal year ending December 31, 2020. We are submitting the appointment of Hall & Company to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Notwithstanding this appointment of Hall & Company as our independent registered public accounting firm, and even if our stockholders ratify that appointment, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during our 2020 fiscal year or thereafter if our Audit Committee believes that such a change would be in the best interests of our Company and our stockholders.

If our stockholders do not ratify the appointment of Hall & Company, our Audit Committee may reconsider the appointment.

Principal Accountant Fees and Services

The following table presents the fees for professional audit services and other services that were rendered to the Company by Hall & Company for our fiscal years ended December 31, 2019 and 2018, respectively.

	2019		2018

Audit fees:		$41,078		$46,947
Audit related fees:	$		$
Tax fees:	$		$
All other fees:	$		$
Total		$41,078		$46,947

In the above table, “audit fees” are fees for professional services for the audit of the Company’s financial statements included in its Annual Report on Form 10-K for the fiscal years ended December 31, 2019 and 2018, and review of financial statements included in its quarterly reports on Form 10-Q and for services that are normally provided in connection with regulatory filings. “Audit-related fees” represent fees for professional services for assurance and related services that are reasonably related to the performance of the audit or review of financial statements and that are not reported under the “audit fees” category. “Tax fees” are fees for tax compliance, tax advice and tax planning.

Audit Committee Pre-Approval Policies and Procedures

During 2019 and 2018, the Company only had two directors, one of whom represented the Company’s sole member of the Audit Committee.  Because of the size of the Board and a one-member Audit Committee, all of the audit-related services and other services described in the above table were pre-approved by our Board, including the sole member of the Audit Committee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF HALL & COMPANY AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS.

* * *

PROPOSAL V – APPROVAL OF ADOPTION OF THE 2020 EQUITY INCENTIVE PLAN

2020 Equity Incentive Plan

On April 10, 2020, the Company’s Board of Directors adopted the “Global Clean Energy Holdings, Inc. 2020 Equity Incentive Plan” (the “2020 Plan”).  The 2020 Plan replaces the 2010 Plan that expired in May 2020.

The Company’s Board of Directors is asking you to approve the Board’s adoption of the 2020 Plan, which we believe includes policies and terms that represent corporate governance best practices designed to protect our stockholders’ interests, in addition to providing clarity, ease of administration, and compliance with recent developments in applicable laws. We believe the share reserve of the 2020 Plan provides us with sufficient shares to enable us to grant equity awards to our employees, directors and consultants for at least two years. This forecast is intended to include grants for executive and employee new hires/promotions, annual refresher grants, annual grants for non-employee directors and discretionary grants to employees, consultants and non-employee directors.  The aggregate number of shares of Common Stock available for issuance under the 2020 Plan is 20,000,000 shares, representing approximately 4% of the shares of our fully-diluted Common Stock outstanding as of September 10, 2020.

The Board has adopted the 2020 Plan, and stockholder approval is not required in order to implement the 2020 Plan.  Accordingly, if the stockholders fail to approve the adoption of the 2020 Plan, the 2020 Plan will remain in effect. However, if the stockholders do not approve the adoption of the 2020 Plan, we will not be able to issue incentive stock options to our employees under the plan.  In addition, stockholder approval of the 2020 Plan is required by The Nasdaq Stock Market.  Although we are not currently listed on any Nasdaq market, we plan to apply to have our Common Stock listed on Nasdaq in the near future.

WHY YOU SHOULD VOTE FOR THE 2020 PLAN

Equity Incentives Such as Stock Options Are an Important Part of Our Compensation Philosophy

The 2020 Plan is critical to our ongoing effort to build stockholder value through retaining and motivating key employees and directors. The purpose of the adoption of the 2020 Plan is to provide us with a sufficient reserve of Common Stock to offer appropriate incentives to our employees, consultants and directors. On May 7, 2020 we acquired a diesel refinery that we are currently converting into a renewable diesel refinery.  In order to construct, maintain, and operate the renewable diesel refinery and the renewable fuels business related thereto, since May 7, 2020 we have hired over 40 employees, and we expect to hire additional personnel.  Our ability to operate the refinery and the renewable fuels business will, to a large extent, depend on our ability to attract and retain qualified personnel that have the specific technical, operational, or commercial expertise. Our equity plan is a key component of our strategy to attract and retain those individuals. Because our 2010 Plan expired in May 2020, our Board adopted the 2020 Plan from which we can grant incentive equity awards to our employees and directors.

We believe that equity compensation is a critical component to motivate key employees and directors and effectively aligns employee compensation with stockholder interests. Furthermore, we believe that granting employees equity compensation makes employees feel and act like “owners” of the enterprise.  Stock options will be the primary focus of our equity program, although we may also grant shares of restricted stock and other forms of equity awards permitted by the 2020 Plan. The potential value of stock options is realized only if our share price increases, although the other forms of equity awards also provide a strong incentive for individuals to work to grow our business and build stockholder value.  Awards generally vest over a period of service with us or upon accomplishment of performance objectives, giving the recipient an additional incentive to provide services over a number of years and to improve this Company’s performance and financial results.

SUMMARY OF THE 2020 PLAN

The following summary of the material terms of the 2020 Plan is qualified in its entirety by the full text of the 2020 Plan, a copy of which is attached to this Proxy Statement as Annex A. You also may obtain a copy of the 2020 Plan, free of charge, by writing to the Company, Attention: Corporate Secretary, Global Clean Energy Holdings, Inc., 2790 Skypark Drive, Suite 105, Torrance, California 90505.

Effective Date and Duration of the 2020 Plan.  The 2020 Plan became effective on April 10, 2020.  As of the date of the Proxy Statement, options for the purchase of 7,095,000 shares have been granted under the 2020 Plan. Except with respect to awards then outstanding, unless sooner terminated, the 2020 Plan will expire on April 9, 2030, and no further awards may be granted after such date.

Types of Awards.  The 2020 Plan provides for the following types of awards: incentive stock options, nonstatutory stock options, restricted stock awards, restricted stock unit awards, stock appreciation rights, performance stock awards, performance cash awards, and other stock-based awards. We refer to these stock awards collectively as the stock awards or awards. If the 2020 Plan is not approved by the stockholders at the Annual Meeting, we will not be able to grant incentive stock options under the 2020 Plan.

Eligibility. Stock awards may be granted under the 2020 Plan to employees (including officers) and consultants of the Company or our affiliates, and to members of the Company’s Board of Directors. Pursuant to applicable tax law, we may grant incentive stock options only to our employees (including officers) and employees of our affiliates.

Annual Compensation to Non-Employee Directors; Limitation on Annual Stock Awards to Participants.  The 2020 Plan provides that the compensation payable by us to a non-employee director for services performed as a non-employee director, including, without limitation, the grant date value (determined under U.S. generally accepted accounting principles) of awards, cash retainers, committee fees and other compensation, shall not exceed $500,000 in the aggregate during any calendar year.  Furthermore, the 2020 Plan provides that a maximum of 1,000,000 shares of our Common Stock subject to options and other stock awards may be granted to any non-employee director during any calendar year.  The 2020 Plan also provides that no officer, employee or consultant may be granted stock awards covering more than 5,000,000 shares of our Common Stock during any calendar year pursuant to stock options, stock appreciation rights and other stock awards.

Administration.  The 2020 Plan is administered by our Board of Directors, which may in turn delegate authority to administer the 2020 Plan to a committee. Our Board of Directors may determine the recipients, numbers and types of stock awards to be granted, and terms and conditions of the stock awards, including the period of their exercisability and vesting. Subject to the limitations set forth below, our Board also determines the fair market value applicable to a stock award and the exercise price of stock options and stock appreciation rights granted under the 2020 Plan.

If the administration of the 2020 Plan is delegated to a newly formed Compensation Committee by the Board of Directors, that Compensation Committee shall be comprised of at least two directors, each of whom is (1) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, and (2) an “independent director” under applicable rules of The NASDAQ Stock Market LLC, including the independence rules of such stock exchange relating to compensation committee members. The 2020 Plan also permits delegation to one or more officers of the ability to determine the recipients, number of shares and types of stock awards (to the extent permitted by law) to be granted to employees other than our officers, subject to a maximum limit on the aggregate number of shares subject to stock awards that may be granted by such officers.

Stock Available for Awards.  The total number of shares of our Common Stock reserved for issuance under the 2020 Plan will consist of 20,000,000 shares (the “Share Reserve”). The shares of Common Stock subject to stock awards granted under the 2020 Plan that expire, are forfeited because of a failure to vest, or otherwise terminate without being exercised in full will return to the Share Reserve and be available for issuance under the 2020 Plan. However, any shares that are withheld to satisfy tax requirements or that are used to pay the exercise or purchase price of a stock award will not return to the 2020 Plan.

Appropriate adjustments will be made to the Share Reserve, to the limit on the number of shares that may be issued as incentive stock options, to the limit on the number of shares that may be awarded to any one person in any calendar year and to outstanding awards in the event of any change in our Common Stock without the receipt of consideration by the Company through reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, spin-off, split-off, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, other than the conversion of convertible securities.

Repricing.  The 2020 Plan expressly provides that, without the approval of our stockholders, the Compensation Committee may not provide for either the cancellation of underwater stock options or stock appreciation rights outstanding under the 2020 Plan in exchange for the grant of new awards, or the amendment of outstanding stock options or stock appreciation rights to reduce their exercise price.

Dividends and Dividend Equivalents.  The 2020 Plan provides that (1) no dividends or dividend equivalents may be paid with respect to any shares of our Common Stock subject to an award before the date that such shares have vested, (2) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of the applicable award agreement (including, without limitation, any vesting conditions), and (3) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to us on the date, if any, such shares are forfeited to or repurchased by us due to a failure to meet any vesting conditions under the terms of the applicable award agreement.

Terms of Options.  A stock option is the right to purchase shares of our Common Stock at a fixed exercise price during a specified period of time. Stock option grants may be incentive stock options or nonstatutory stock options. Each option is evidenced by a stock option agreement. The Board of Directors determines the terms of a stock option including the exercise price, the form of consideration paid on exercise, the vesting schedule, restrictions on transfer and the term of the option.

Generally, the exercise price of a stock option may not be less than 100% of the fair market value of the stock subject to the option on the date of grant. Options granted under the 2020 Plan will vest at the rate specified in the option agreement.

The term of an option granted under the 2020 Plan will be determined by the Board of Directors, but may not exceed ten years. The Board of Directors will determine the time period, including the time period following a termination of an optionholder’s continuous service relationship with us or any of our affiliates, during which an optionholder has the right to exercise a vested option. Unless the terms of an optionholder’s stock option agreement provide otherwise, if an optionholder’s continuous service relationship with us, or any of our affiliates, ceases for any reason other than disability or death, the optionholder may generally exercise any vested options for a period of three months following the cessation of service. Unless otherwise provided in the option agreement, if an optionholder’s service relationship with us, or any of our affiliates, ceases due to disability or death, or an optionholder dies within a certain period following cessation of service, the optionholder or a beneficiary may generally exercise any vested options for a period of eighteen months in the event of disability and eighteen months in the event of death. The Board of Directors has discretion to extend the term of any outstanding option and to extend the time period during which a vested option may be exercised following a termination of continuous service.  The Board of Directors also has discretion to accelerate the vesting of an option or a stock appreciation right following a participant’s termination of continuous service or to provide in an award agreement for continued vesting of an option or a stock appreciation right following a termination of continuous service.

Acceptable forms of consideration for the purchase of our Common Stock issued under the 2020 Plan may include cash, payment pursuant to a “cashless” exercise program developed under Regulation T as promulgated by the Federal Reserve Board, Common Stock owned by the participant, payment through a net exercise feature, or other approved forms of legal consideration.

Generally, an optionholder may not transfer a stock option other than by will or the laws of descent and distribution or pursuant to a domestic relations order. However, to the extent permitted under the terms of the applicable stock option agreement, an optionholder may designate a beneficiary who may exercise the option following the optionholder’s death.

Tax Limitations on Incentive Stock Options.  The aggregate fair market value, determined at the time of grant, of shares of our Common Stock with respect to incentive stock options that are exercisable for the first time by an optionholder during any calendar year under all of our stock plans may not exceed $100,000. The options or portions of options that exceed this limit are generally treated as nonstatutory stock options. If the 2020 Plan is approved by the stockholders at the Annual Meeting, all of the shares authorized under the 2020 Plan may be granted as incentive stock options. No incentive stock option may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any affiliate unless the following conditions are satisfied:

•The option exercise price must be at least 110% of the fair market value of the stock subject to the option on the date of grant; and

•The term of any incentive stock option award must not exceed five years from the date of grant.

Terms of Restricted Stock Awards.  Restricted stock awards are awards of shares of our Common Stock. Each restricted stock award is evidenced by an award agreement that sets forth the terms and conditions of the award. A restricted stock award may be granted in consideration for cash, the recipient’s services performed, or to be performed, for us or an affiliate of ours or other form of legal consideration. Shares of our Common Stock acquired under a restricted stock award may be subject to forfeiture in accordance with the vesting schedule determined at the time of grant. Rights to acquire shares of our Common Stock under a restricted stock award may be transferred only upon such terms and conditions as are set forth in the restricted stock award agreement.

Terms of Restricted Stock Unit Awards.  A restricted stock unit is a right to receive stock or cash (or a combination of cash and stock) equal to the value of a share of stock at the end of a set period. No stock is issued at the time of grant. Each restricted stock unit award is evidenced by an agreement that sets forth the terms and conditions of the award. Restricted stock unit awards may be subject to vesting in accordance with a vesting schedule determined at grant. When a participant’s continuous service with us or any of our affiliates terminates for any reason, the unvested portion of the restricted stock unit award will be forfeited unless otherwise provided in the restricted stock unit award agreement.

Terms of Stock Appreciation Rights.  Stock appreciation rights will be granted pursuant to a stock appreciation rights agreement. Each stock appreciation right is denominated in Common Stock share equivalents. The Board of Directors determines the strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of our Common Stock on the date of grant. A stock appreciation right granted under the 2020 Plan vests at the rate specified in the stock appreciation right agreement as determined by the Board of Directors.

When a stock appreciation right is exercised, the holder is entitled to an amount equal to the product of (1) the excess of the per share fair market value of our Common Stock on the date of exercise over the strike price, multiplied by (2) the number of shares of Common Stock with respect to which the stock appreciation right is exercised. We may pay the amount of the appreciation in cash or shares of our Common Stock or a combination of both.

The Board of Directors determines the term of stock appreciation rights granted under the 2020 Plan, up to a maximum of ten years. Unless the terms of an optionholder’s stock option agreement provide otherwise, if a participant’s continuous service with us, or any of our affiliates, ceases for any reason other than disability or death, the participant may generally exercise any vested stock appreciation right for a period of three months following the cessation of service. If a participant’s service relationship with us, or any of our affiliates, ceases due to disability or death, or a participant dies within a certain period following cessation of service, the participant or a beneficiary may generally exercise any vested stock appreciation right for a period of eighteen months in the event of disability and eighteen months in the event of death. The Board of Directors has discretion to extend the term of any outstanding stock appreciation right and to extend the time period during which a vested stock appreciation right may be exercised following a termination of continuous service.

Terms of Performance Awards.  The 2020 Plan provides for the grant of performance stock awards and performance cash awards. A performance award may vest or be exercised upon achievement of pre-determined performance goals during a specified period. A performance award may also require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by the Board of Directors.

Terms of Other Stock Awards.  The Board of Directors may grant other forms of stock awards that are valued in whole or in part by reference to the value of our Common Stock. Subject to the provisions of the 2020 Plan, the Board of Directors has the authority to determine the persons to whom and the dates on which such other stock awards will be granted, the number of shares of Common Stock (or cash equivalents) to be subject to each award, and other terms and conditions of such awards. Such awards may be granted either alone or in addition to other stock awards granted under the 2020 Plan. Such other forms of stock awards may be subject to vesting in accordance with a vesting schedule determined at grant.

Corporate Transactions; Changes in Control.

Corporate Transaction. In the event of certain significant corporate transactions, the Board of Directors has the discretion to take one or more of the following actions with respect to outstanding stock awards under the 2020 Plan:

•Arrange for assumption, continuation, or substitution of a stock award by a surviving or acquiring entity (or its parent company);

•Arrange for the assignment of any reacquisition or repurchase rights applicable to any shares of our Common Stock issued pursuant to a stock award to the surviving or acquiring corporation (or its parent company);

•Accelerate the vesting and exercisability of a stock award followed by the termination of the stock award;

•Arrange for the lapse of any reacquisition or repurchase rights applicable to any shares of our Common Stock issued pursuant to a stock award; and

•Arrange for the surrender of a stock award in exchange for a payment equal to the excess of (1) the value of the property the holder of the stock award would have received upon the exercise of the stock award, over (2) any exercise price payable by such holder in connection with such exercise.

The Board of Directors need not take the same action for each stock award.

For purposes of the 2020 Plan, a corporate transaction will be deemed to occur in the event of (1) the consummation of a sale of all or substantially all of our consolidated assets, (2) the consummation of a sale of at least 90% of our outstanding securities, (3) the consummation of a merger or consolidation in which we are not the surviving corporation, or (4) the consummation of a merger or consolidation in which we are the surviving corporation but shares of our outstanding Common Stock are converted into other property by virtue of the transaction.

Change in Control. A stock award may be subject to additional acceleration of vesting and exercisability upon or after specified change in control transactions (as defined in the 2020 Plan), as provided in the stock award agreement or in any other written agreement between us or any affiliate and the participant.

Duration, Suspension, Termination and Amendment of the 2020 Plan.  The Board of Directors may suspend or terminate the 2020 Plan at any time. Unless sooner terminated by our Board of Directors, the 2020 Plan shall automatically terminate on April 9, 2030, which is the day before the tenth anniversary of the date the 2020 Plan was adopted by the Board of Directors. No awards may be granted under the 2020 Plan while the 2020 Plan is suspended or after it is terminated.

The Board of Directors may amend the 2020 Plan at any time. However, no amendment or termination of the plan will adversely affect any rights under awards already granted to a participant unless agreed to by the affected participant. Furthermore, without stockholder approval, the Board of Directors does not have the right or authority (1) to increase the aggregate number of shares of Common Stock (including upon the exercise of incentive stock options) that may be issued under the 2020 Plan, other than in connection with specified capitalization adjustments such as stock splits and stock dividends and the other transactions described above under “Stock Available for Awards,” (2) to amend the provisions in the 2020 Plan relating to a prohibition on the repricing of stock awards, (3) to amend the 2020 Plan in any respect that requires stockholder approval under applicable stock exchange rules, or (4) to amend the 2020 Plan in any respect that requires stockholder approval under the Internal Revenue Code of 1986, as amended (the “Code”), or any other applicable law.

Tax Withholding.  The Board of Directors may require a participant to satisfy any federal, state, local, or foreign tax withholding obligation relating to a stock award by (1) causing the participant to tender a cash payment, (2) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the participant in connection with the award, (3) withholding cash from an award settled in cash or from other amounts payable to the participant, or (4) by other method set forth in the award agreement.

U.S. Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to participants and the Company with respect to participation in the 2020 Plan. The summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change.  The 2020 Plan is not qualified under the provisions of Section 401(a) of the Code, and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the satisfaction of our tax reporting obligations.

Incentive Stock Options.  The 2020 Plan provides for the grant of stock options that qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, an optionholder generally is not subject to ordinary income tax upon the grant or exercise of an incentive stock option. If the optionholder holds a share received on the exercise of an incentive stock option for more than two years from the date the option was granted and more than one year from the date the option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.

If, however, an optionholder disposes of a share acquired on exercise of an incentive stock option before the end of the required holding period, which is referred to as a disqualifying disposition, the optionholder generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date the incentive stock option was exercised over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionholder will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

We will not be allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be allowed an income tax deduction in an amount equal to the taxable ordinary income realized by the optionholder, subject to the provisions of Section 162(m) of the Code summarized below.

Nonstatutory Stock Options.  Generally, there is no taxation upon the grant of a nonstatutory stock option if the option is granted with an exercise price equal to, or greater than, the fair market value of the underlying stock on the grant date. On exercise, an optionholder will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the stock over the exercise price. Generally, the optionholder’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and the optionholder’s capital gain holding period for those shares will begin on that date. Subject to the provisions of Section 162(m) of the Code, we will generally be entitled to an income tax deduction equal to the taxable ordinary income realized by the optionholder.

Restricted Stock.  Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock.  The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

Subject to the provisions of Section 162(m) of the Code, we will generally be entitled to an income tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock award.

Restricted Stock Units.  Generally, no taxable income is recognized upon receipt of a restricted stock unit award. The recipient will recognize ordinary income in the year in which the shares subject to that unit are actually issued to the participant (or cash in lieu of shares is delivered to the recipient) in an amount equal to the fair market value of the shares on the date of delivery. Subject to the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we generally will be entitled to an income tax deduction equal to the amount of taxable ordinary income recognized by the recipient.

Stock Appreciation Rights.  Generally, stock appreciation rights are subject to similar tax rules as nonstatutory stock options. This means that, generally, no taxable income is realized upon the receipt of a stock appreciation right. Upon exercise of the stock appreciation right, the fair market value of the shares (or cash in lieu of shares) received, less any strike price paid for such shares, is recognized as ordinary income to the recipient in the year of such exercise. Subject to the provisions of Section 162(m) of the Code, we will generally be entitled to an income tax deduction equal to the amount of taxable ordinary income recognized by the participant.

Section 162(m) of the Code.  Generally, whenever a participant recognizes ordinary income under the 2020 Plan, a corresponding deduction is available to the Company, provided that the Company complies with certain reporting requirements. However, under Code Section 162(m), the Company will be denied a deduction for compensation paid to certain senior executives that exceeds $1,000,000, unless the compensation is “performance-based compensation” within the meaning of the Code.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE ADOPTION OF THE 2020 EQUITY INCENTIVE PLAN.

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PROPOSAL VI – APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO EFFECT REVERSE STOCK SPLIT

Overview

Our Board of Directors has unanimously adopted a resolution approving, declaring advisable and recommending to the stockholders for their approval, a proposal to grant authority to our Board of Directors to amend the Company’s Certificate of Incorporation (the “Amendment”) to effect a reverse stock split of our issued and outstanding Common Stock, at a ratio of one for ten (1-for-10).

If this proposal is approved by the stockholders, our Board of Directors will be authorized to implement the Amendment and effect a reverse stock split at a ratio of 1-for-10 (the “Reverse Stock Split”), or not to effect the Reverse Stock Split if the directors conclude it is not in the best interest of the stockholders of the Company.  If the Reverse Stock Split is implemented, it will effected on a date to be established at the discretion of the Board, but in no event later than November 17, 2021. If the Reverse Stock Split proposal is approved by the Company’s stockholders, but the Reverse Stock Split does not occur on or prior to November 17, 2021, then the Board’s authority to implement the Reverse Stock Split will terminate.

Notwithstanding the approval of the Amendment and Reverse Stock Split, the Company reserves the right not to file the Amendment and effect the Reverse Stock Split if our Board of Directors does not deem it to be in the best interests of the Company and its stockholders. The form of the Amendment to the Company’s Certificate of Incorporation to effect the Reverse Stock Split is attached to this proxy statement as Appendix B.  The form of the Amendment, as more fully described below, will effect the Reverse Stock Split but will not change the number of authorized shares of Common Stock or preferred stock.

Reasons for Reverse Stock Split

The Board proposes to effect, and believes that stockholders should authorize, the Reverse Stock Split for the following reasons:

•Our Board believes that the number of outstanding shares needs to be reduced.  As of September 10, 2020, the Company had outstanding a total of 358,499,606 shares of Common Stock.  In addition, as of September 10, 2020, we had outstanding (i) options that were exercisable as of that date for the purchase of 193,102,143 shares of Common Stock, (ii) shares of Series B Preferred Stock that were convertible into 11,818,181 shares of Common Stock, and (iii) convertible promissory notes that were convertible into 100,464,914 shares of Common Stock.  Accordingly, if as of September 10, 2020 all of the outstanding options were exercised, if all shares of Series B Preferred Stock were converted, and if all convertible promissory notes were converted, the Company would have had a total of 663,884,844 shares of Common Stock outstanding.  The Board believes that the number of outstanding shares is disproportionately large for a company our size.  Also, the Company is only authorized to issue 500,000,000 shares of Common Stock, and the number of fully diluted shares exceeds the number of shares of Common Stock the Company is authorized to issue in its Certificate of Incorporation.  Accordingly, in order to enable all of the options and warrants to be converted, and to enable all of the shares of Series B Preferred Stock and all convertible promissory notes to be converted, the Company will have to either amend its Certificate of Incorporation to increase the number of authorized shares or effect a reverse stock split.  The Board believes that it is preferable to amend the Certificate of Incorporation to reduce the number of outstanding shares by means of the Reverse Stock Split than to increase the number of authorized shares.

•The Reverse Stock Split would allow a broader range of institutions and other investors to invest in our Common Stock, such as funds that are prohibited from buying stock whose price is below a certain threshold, potentially increasing trading volume and liquidity.  Further, the Reverse Stock Split would help increase broker interest in shares of our Common Stock as their policies can discourage them from recommending companies with lower stock prices. Because of the trading volatility often associated with lower-priced stocks, many brokerage houses and institutional investors have adopted internal policies and practices that either prohibit or discourage them from investing in such stocks or recommending them to their customers. Additionally, because brokers’ commissions on transactions in lower-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the stock price were substantially higher.

•Our Board believes that the increase in the stock price expected to result from the Reverse Stock Split could decrease price volatility, as small changes in the price of our Common Stock currently result in relatively large percentage changes in the stock price.

•Our Common Stock is traded on the OTC Pink marketplace, an inter-dealer, over-the-counter market that provides significantly less liquidity than national securities exchanges, such as The Nasdaq Stock Market.  We would like to have the flexibility in the future to consider listing our Common Stock on the Nasdaq Stock Market or on another national stock exchange, but we do not currently meet the listing requirements for The Nasdaq Stock Market or any other national stock exchange.  Most national stock exchanges maintain minimum share price requirements to determine a security’s eligibility for listing on the stock exchange.  While the Reverse Stock Split may not increase our stock price to the minimum share price level immediately, our Board believes that the Reverse Stock Split may make it easier for the Company to achieve that level in the future, thereby facilitating listing of our Common Stock on the Nasdaq Stock Market or on another national stock exchange.

Possible Disadvantages of Reverse Stock Split

The Board believes that the potential advantages of the Reverse Stock Split significantly outweigh any disadvantages that may result. The following are possible disadvantages of the Reverse Stock Split:

•Although our Board expects that the Reverse Stock Split will result in an increase in the price of our Common Stock, the effect of the Reverse Stock Split cannot be predicted with certainty. Other factors, such as the Company’s financial results, market conditions and the market perception of the Company’s business may adversely affect our stock price. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above; that the stock price will increase following the Reverse Stock Split; or that the stock price will not decrease in the future.

•Because the Reverse Stock Split will reduce the number of shares of our Common Stock available in the public market, the trading market for such securities may be harmed, particularly if the stock price does not increase as a result of the Reverse Stock Split. The Reverse Stock Split will reduce the number of shares outstanding, including the number of shares in the public float (i.e. the shares that trade on the public markets).  A reduction in the public float could reduce the amount of trading in our shares of Common Stock.

Effects of Reverse Stock Split

General

If the Reverse Stock Split is approved and implemented, the principal effects will be to decrease the number of outstanding shares of the Company’s Common Stock based on the reverse stock split ratio selected by the Board. As of September 10, 2020, 358,499,606 shares of our Common Stock were issued and outstanding. Without taking into account fractional shares that will be rounded up to the nearest whole share as described below, based on this number of shares issued and outstanding and, the Company would have approximately 35,849,961shares outstanding immediately following the completion of the Reverse Stock Split based on the a reverse split ratio of 1-for-10.  Although the immediate effect of the Reverse Stock Split will be aato reduce the number of shares of Common Stock outstanding, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

With respect to holders of our Series B Preferred Stock, if the Reverse Stock Split is effected, the conversion price of the Series B Preferred Stock (i.e., the ratio at which the Series B Preferred Stock converts into shares of our Common Stock) will be proportionately adjusted such that holders will be entitled to receive the number of shares of Common Stock which they would have been entitled to had the Series B Preferred Stock been converted immediately prior to implementing the Reverse Stock Split.  As a result, while our preferred stockholders will still own the same number of shares of Series B Preferred Stock, such shares will be convertible into one (1) share of our Common Stock for every ten (10) shares of our Common Stock prior to the Reverse Stock Split.  As of the Record Date, the outstanding shares of Series B Preferred Stock were convertible into 11,818,181 shares of Common Stock.  Following the Reverse Stock Split, the outstanding shares of Series B Preferred Stock will be convertible into 1,181,818 shares.

The proposed Reverse Stock Split will affect all of our stockholders (common or preferred) uniformly and will not affect any Common Stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Stock Split results in any holders of our Common Stock owning a fractional share, that fractional share will be rounded up to a whole share. The proposed Reverse Stock Split will not affect voting rights and other rights and preferences of our stockholders (common or preferred), nor will it affect the number of our stockholders of record.

The Amendment to our Certificate of Incorporation to effect the Reverse Stock Split will not proportionately change the number of authorized shares of our Common Stock or Series B Preferred Stock.  As a result, with respect to each class of capital stock, one of the effects of the Reverse Stock Split will be to effectively increase the proportion of authorized shares, which are unissued relative to those which are issued. This could result in us being able to issue more shares without further stockholder approval.

Effectiveness of Reverse Stock Split

The Amendment and Reverse Stock Split, if approved by our stockholders, would become effective upon the filing and effectiveness of a Certificate of Amendment to the Company’s Certificate of Incorporation with the Secretary of State of the State of Delaware. Notwithstanding the approval by the stockholders, the Board will have the discretion not to implement the Reverse Stock Split if the Board concludes it is not in the best interest of the stockholders of the Company.  The date of filing the Amendment will be established at the discretion of the Board, provided that the Reverse Stock Split may not be effected after November 17, 2021.

Effect on Stock Certificates

Stockholders are not required to send in their current certificates for exchange.  Following the Reverse Stock Split, each stock certificate representing issued and outstanding shares of our Common Stock will represent a fewer number of shares, as adjusted appropriately based on the Reverse Stock Split ratio of one-for-ten shares.  For example, a stock certificate evidencing 1,000 shares of Common Stock will, upon effectiveness of the Reverse Stock Split, represent 100 shares of Common Stock. With respect to holders of our Series B Preferred Stock, if the Reverse Stock Split is effected, the conversion price of the Series B Preferred Stock (i.e., the ratio at which the Series B Preferred Stock converts into shares of our Common Stock) will be proportionately adjusted such that holders will be entitled to receive one (1) share of Common Stock for every ten (10) shares of Common Stock into which the Series B Preferred Stock was convertible prior to the Reverse Stock Split.  However, the certificates representing the outstanding shares of Series B Preferred Stock will not be affected.

Effect on Company’s Stock Plans and Outstanding Options and Warrants

As of September 10, 2020, 7,095,000 shares of our Common Stock were subject to the exercise of outstanding stock options under the 2020 Plan.  Under the 2020 Plan, the number of shares reserved and available for issuance and the number, exercise price, grant price or purchase price of shares subject to outstanding awards will be proportionately adjusted based on the 1-for-10 reverse split ratio if the Reverse Stock Split is effected.  As a result, as of September 10, 2020, if the Reverse Stock Split is effected, the number of shares issuable upon exercise of outstanding options would be reduced to 709,500 under the 2020 Plan.In addition, the number of remaining share awards that can be granted under the 2020 Plan will be reduced from 12,905,000 shares to 1,290,500 shares (subject to increase as and when awards made under the 2020 plan expire or are forfeited and are returned in accordance with the terms of the 2020 Plan).

For individual holders of stock options and Common Stock purchase warrants, the number of shares issuable under the options and warrants would be reduced by a factor of 10 and, in the case of outstanding stock options and warrants, the exercise price per share would be increased by a multiple of 10, such that upon an exercise, the aggregate exercise price payable by the optionee or warrantholder to the Company would remain the same. For example, an outstanding stock option for 5,000 shares of Common Stock, exercisable at $0.10 per share, would be adjusted as a result of a 1-for-10 split ratio into an option exercisable for 500 shares of Common Stock at an exercise price of $1.00 per share. In connection with the proposed Reverse Stock Split, the number of shares of our Common Stock issuable upon exercise of outstanding stock awards will be rounded up to the nearest whole share and no cash payment will be made in respect of such rounding.

Fractional Shares

We will not issue any fractional shares of Common Stock to holders of our Common Stock in connection with the Reverse Stock Split.  Instead, with respect to any fractional share resulting from the Reverse Stock Split, and subject to applicable law, we will round up such fractional share to the nearest whole share.

Effect on Registered and Beneficial Holders

If the Reverse Stock Split is implemented, the Company intends to treat beneficial holders (i.e., stockholders who hold their shares in “street name” through a bank, broker or other nominee) in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares in “street name”. However, these banks, brokers or other nominees may have their own procedures for processing the Reverse Stock Split. Stockholders who hold shares with a bank, broker or other nominee and have questions in this regard are encouraged to contact their bank, broker or other nominee.

No Dissenters’ Rights

Under Delaware law, the Company’s stockholders are not entitled to dissenter’s rights or appraisal rights with respect to the Amendment and the Reverse Stock Split described in this proposal.

Accounting Consequences

The par value of our Common Stock in effect at the time of the Reverse Stock Split would remain unchanged after such Reverse Stock Split. Also, our capital account would remain unchanged, and we do not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

Certain Federal Income Tax Consequences of Reverse Stock Split

The following is a general summary of certain U.S. federal income tax consequences of the Reverse Stock Split that may be relevant to stockholders. This summary is based upon the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated thereunder, published administrative rulings and judicial decisions as of the date hereof, all of which may change, possibly with retroactive effect, resulting in U.S. federal income tax consequences that may differ from those discussed below. This summary does not purport to be complete and does not address all aspects of federal income taxation that may be relevant to stockholders in light of their particular circumstances or to stockholders that may be subject to special tax rules. In addition, this summary does not address the tax consequences arising under the laws of any foreign, state or local jurisdiction and U.S. federal tax consequences other than federal income taxation.

The Company has not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service (“IRS”) regarding the United States federal income tax consequences of the Reverse Stock Split and there can be no assurance the IRS will not challenge the statements and conclusions set forth below or that a court would not sustain any such challenge. EACH STOCKHOLDER SHOULD CONSULT SUCH HOLDER’S TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH STOCKHOLDER.

The Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. As a result, a stockholder generally should not recognize gain or loss upon the Reverse Stock Split. A stockholder’s aggregate tax basis in the shares of the Common Stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis of the shares of the Common Stock surrendered, and such stockholder’s holding period in the shares of the Common Stock received should include the holding period in the shares of the Common Stock surrendered. Treasury regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of the shares of the Common Stock surrendered to the shares of the Common Stock received pursuant to the Reverse Stock Split. Stockholders who acquired their shares of Common Stock on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT AT A RATIO OF 1-FOR-10.

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STOCKHOLDER PROPOSALS

Stockholder Nominations for Board of Directors. Stockholders may nominate persons to be elected as directors of the Company or present proposals to the Company for inclusion in our proxy statement prepared in connection with our annual meeting of stockholders to be held in the fiscal year ending December 31, 2021 (the “Next Annual Meeting”).

Stockholders may nominate persons to be elected as directors of the Company, or present other proposals, to be considered at annual meeting of stockholders, whether or not such proposals are for inclusion in our proxy materials.  Pursuant to our Bylaws, in order to timely submit such a proposal for consideration at the Next Annual

Meeting (whether or not such proposal is for inclusion in our proxy materials), your written proposal must be received by our Secretary at our principal executive offices not less than 120 calendar days before the date of the Company’s proxy statement released to stockholders in connection with the previous year’s annual meeting (i.e., the 2020 Annual Meeting), which is no later than June 7, 2021. To be in proper written form, such stockholder’s notice shall set forth: (1) as to each person that the stockholder proposes to nominate for election as a director, all information relating to such nominee that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors, or may otherwise be required, in each case pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (2) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is made: (i) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner; (ii) the class and number of shares of capital stock of the Company which are beneficially owned by such stockholder and such beneficial owner; and (iii) if applicable, any other information relating to such stockholder and such beneficial owner that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors, or may otherwise be required, in each case pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Certain stockholders who share an address are being delivered only one copy of this proxy statement unless the Company or one of its mailing agents has received contrary instructions. Upon the written or oral request of a stockholder at a shared address to which a single copy of this proxy statement was delivered, the Company shall promptly deliver a separate copy of this proxy statement to such stockholder. Written requests should be made to Global Clean Energy Holdings, Inc., 2790 Skypark Drive, Suite 105, Torrance, California 90505, Attention: Corporate Secretary, and oral requests may be made by calling the Company at (310) 641-4234. In addition, if such stockholder wishes to receive separate annual reports, proxy statements or information statements in the future, such stockholder should notify the Company either in writing addressed to the foregoing address or by calling the foregoing telephone number. Stockholders sharing an address who are receiving multiple copies of this proxy statement may request delivery of a single annual report, proxy statement or information statement in the future by directing such request in writing to the address above or calling the number above.

OTHER MATTERS

Management does not intend to present any other items of business and knows of no other matters that will be brought before the Annual Meeting.  Whether or not you plan to attend the Annual Meeting, please sign and date the enclosed proxy card and return it in the enclosed envelope to ensure your representation at the Annual Meeting.

WHERE YOU CAN FIND MORE INFORMATION

Our financial statements for our fiscal year ended December 31, 2019 are included in our 2019 Annual Report, which we will make available to stockholders at the same time as this proxy statement. This proxy statement and our annual report are posted on our website at www.gceholdings.com and are also available from the SEC at its website at www.sec.gov. You may also obtain a copy of our annual report without charge by sending a written request to the Corporate Secretary, at:

Global Clean Energy Holdings, Inc.
2790 Skypark Drive, Suite 105

Torrance, California 90505

Attention: Corporate Secretary

PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE.  YOU MAY REVOKE THE PROXY BY GIVING WRITTEN NOTICE OF REVOCATION TO THE COMPANY PRIOR TO THE ANNUAL MEETING, BY EXECUTING A LATER DATED PROXY AND DELIVERING IT TO COMPANY’S CORPORATE SECRETARY PRIOR TO THE ANNUAL MEETING OR BY ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON.

By Order of the Board of Directors,

RICHARD PALMER

Chief Executive Officer

October 7, 2020

APPENDIX A

2020 EQUITY INCENTIVE PLAN

OF

GLOBAL CLEAN ENERGY HOLDINGS, INC.

Adopted by the Board of Directors on April 10, 2020

1.GENERAL.

(a)Eligible Award Recipients. The persons eligible to receive Awards are Employees, Directors and Consultants.

(b)Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) Stock Appreciation Rights; (iv) Restricted Stock Awards; (v) Restricted Stock Unit Awards; (vi) Performance Stock Awards; (vii) Performance Cash Awards; and (viii) Other Stock Awards.

(c)Purpose. The Company, by means of the Plan, seeks to secure and retain the services of the group of persons eligible to receive Awards as set forth in Section 1(a), to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such eligible recipients may be given an opportunity to benefit from increases in the value of the Common Stock through the granting of Awards.

(d)Successor to the 2010 Equity Incentive Plan. The Plan is intended to be the successor to the Company’s 2010 Equity Incentive Plan, and no additional awards may, or shall be made under the 2010 Equity Incentive Plan.  All awards made under the 2010 Equity Incentive Plan shall remain subject to the terms of that plan.

(e)Definitions.  Section 13 sets forth the definitions of certain capitalized terms used in the Plan.

2.ADMINISTRATION.

(a)Administration by the Board. The Board shall administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in Section 2(c).

(b)Powers of the Board. The Board shall have the power and authority, subject to, and within the limitations of, the express provisions of the Plan:

(i)To determine from time to time: (A) which of the persons eligible under the Plan shall be granted Awards; (B) when and how each Award shall be granted; (C) what type or combination of types of Awards shall be granted; (D) the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive cash or Common Stock pursuant to a Stock Award; (E) the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person; and (F) the Fair Market Value applicable to a Stock Award;

(ii)To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration; the Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it shall deem necessary or expedient to make the Plan or Award fully effective;

(iii)To settle all controversies regarding the Plan and Awards granted under it;

(iv)To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest;

(v)To amend, suspend or terminate the Plan at any time; provided that amendment, suspension or termination of the Plan shall not impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant;

(vi)To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 422 of the Code regarding “incentive stock options” or (B) Rule 16b-3 under the Exchange Act;

(vii)To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that a Participant’s rights under any Award shall not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant and (B) such Participant consents in writing; notwithstanding the foregoing, subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant’s consent if necessary to maintain the qualified status of the Award as an Incentive Stock Option or to bring the Award into compliance with Section 409A of the Code;

(viii)To exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards; and

(ix)To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States.

(c)Delegation to a Committee.

(i)General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.  If administration of the Plan is delegated to a Committee, references in the Plan to the Board shall, as applicable, refer to the Committee or subcommittee to the extent consistent with the Board’s delegation of Plan administration to the Committee.

(ii)Members of the Committee. Unless otherwise determined by the Board, the Committee shall be comprised of at least two Directors, each of whom shall be an Outside Director.  The failure of the Committee to be comprised solely of Outside Directors shall not affect the validity of any action of the Committee (including the grant of any Award) that otherwise complies with the terms of the Plan.

(d)Delegation to an Officer. The Board may delegate to one or more Officers the authority to do one or both of the following:  (i) designate Employees who are not Officers to be recipients of Options and Stock Appreciation Rights (and, to the extent permitted by applicable law, other Stock Awards) and the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation shall specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Notwithstanding the foregoing, the Board may not delegate authority to an Officer to determine Fair Market Value pursuant to Section 13(v)(iii).

(e)Effect of the Board’s Determinations. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

(f)No Repricing of Stock Awards or Cancellation and Re-Grant of Stock Awards. Except with respect to adjustments that are made in accordance with Section 9, neither the Board nor any Committee shall have the authority to (i) reduce the exercise price of any outstanding Option or SAR or take any other action that would be treated, for accounting purposes, as a “repricing” of any outstanding Stock Award under the Plan or (ii) cancel and re-grant any outstanding Stock Award under the Plan, unless the stockholders of the Company approve such reduction, cancellation, re-grant or other action within twelve months before or after such reduction, cancellation, re-grant or other action.

(g)Dividends and Dividend Equivalents.  Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to a Stock Award (other than an Option or SAR), as determined by the Board and contained in the applicable Stock Award Agreement; provided, however, that (i) no dividends or dividend equivalents may be paid with respect to any such shares before the date such shares have vested under the terms of such Stock Award Agreement, (ii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of such Stock Award Agreement (including, without limitation, any vesting conditions), and (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to the Company on the date, if any, such shares are forfeited to or repurchased by the Company due to a failure to meet any vesting conditions under the terms of such Stock Award Agreement.

3.SHARES SUBJECT TO THE PLAN.

(a)Share Reserve. Subject to Section 9(a) relating to Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards granted under the Plan from and after the Effective Date shall not exceed 20,000,000 shares (the “Share Reserve”), of which up to 20,000,000 shares may be issued pursuant to Incentive Stock Options. To the extent permitted by NASDAQ Listing Rule 5635(c)(3) or other applicable national stock exchange rule, shares of Common Stock may be issued by the Company in connection with a merger or acquisition without reducing the number of shares available for issuance under the Plan. Furthermore, if a Stock Award or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), such expiration, termination or settlement shall not reduce (or otherwise offset) the number of shares of Common Stock that may be available for issuance under the Plan.

(b)Reversion of Shares to the Share Reserve. If any shares of Common Stock issued pursuant to a Stock Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited or repurchased shall revert to and again become available for issuance under the Plan. Any shares reacquired or withheld by the Company pursuant to Section 8(g) or as consideration for the exercise of an Option shall also revert to and again become available for issuance under the Plan.

(c)Annual Compensation to Non-Employee Directors; Limitation on Annual Stock Awards to Participants.

(i)In no event shall the compensation payable by the Company to a Non-Employee

Director for services performed as a Non-Employee Director, including, without limitation, the grant date value (determined under U.S. generally accepted accounting principles) of Awards, cash retainers, Committee fees and other compensation, exceed $500,000 in the aggregate during any calendar year, and in no event shall the number of shares of Common Stock subject to Stock Awards (including, without limitation, Options) granted to any Non-Employee Director, subject to the provisions of Section 9(a) relating to Capitalization Adjustments, exceed 1,000,000 shares during any calendar year.

(ii)Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, a maximum of 5,000,000 shares of Common Stock subject to Stock Awards (including, without limitation, Options) may be granted to any Participant other than a Non-Employee Director during any calendar year.

(d)Source of Shares. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

4.ELIGIBILITY.

(a)Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Stock Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405 of the Securities Act, unless the stock underlying such Stock Awards is treated as “service recipient stock” under Section 409A of the Code because the Stock Awards are granted pursuant to a corporate transaction (such as a spin-off transaction) or unless such Stock Awards comply with the distribution requirements of Section 409A of the Code.

(b)Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five years from the date of grant.

5.PROVISIONS RELATING TO OPTIONS AND STOCK APPRECIATION RIGHTS.

(a)Each Option or SAR shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant and, if certificates are issued, a separate certificate or certificates shall be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, then the Option shall be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Option Agreement or Stock Appreciation Right Agreement shall conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:

(b)Term. The term of each Option and SAR shall be set by the Board in its sole discretion; provided, however, that the term shall not be more than ten years from the date the Option or SAR is granted or five years from the date an Incentive Stock Option is granted to a Ten Percent Stockholder. The Board shall determine the time period, including the time period following any termination of a Participant's Continuous Service, during which the Participant has the right to exercise a vested Option or SAR, which time period may not extend beyond the expiration date of the Option or SAR term. Except as limited by the requirements of Section 409A or Section 422 of the Code and regulations and rulings thereunder, the Board may extend the term of any outstanding Option or SAR, and may extend the time period during which a vested Option or SAR may be exercised, in connection with any termination of the Participant's Continuous Service, and may amend any other term or condition of such Option or SAR relating to such a termination of Continuous Service, provided, however, that such term or time period shall not be extended beyond the date described in the first sentence of this paragraph.

(c)Exercise Price. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise price (or strike price) of each Option or SAR shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Option or SAR is granted. Notwithstanding the foregoing, an Option or SAR may be issued with an exercise price (or strike price) lower than 100% of the Fair Market Value of the Common Stock subject to the Option or SAR if such Option or SAR is issued pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.

(d)Purchase Price for Options. The purchase price of Common Stock acquired pursuant to the exercise of an Option shall be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board shall have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The permitted methods of payment are as follows:

(i)By cash, check, bank draft or money order payable to the Company;

(ii)Pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii)By delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv)If the option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued; provided, further, that shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are reduced to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; and

(v)In any other form of legal consideration that may be acceptable to the Board and specified in the applicable Award Agreement.

(e)Exercise and Payment of a SAR. To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (i) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR and with respect to which the Participant is exercising the SAR on such date over (ii) the strike price that will be determined by the Board at the time of grant of the SAR. The appreciation distribution in respect to a SAR may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Stock Appreciation Right Agreement evidencing such SAR.

(f)Transferability of Options and SARs. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board shall determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs shall apply:

(i)Restrictions on Transfer. An Option or SAR shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may, in its sole discretion, permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request. Except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration.

(ii)Domestic Relations Orders. Notwithstanding the foregoing, an Option or SAR may be transferred pursuant to a domestic relations order; provided, however, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii)Beneficiary Designation. Notwithstanding the foregoing, the Participant may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company and any broker designated by the Company to effect Option exercises, designate a third party who, in the event of the death of the Participant, shall thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, the executor or administrator of the Participant’s estate shall be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise.

(g)Vesting Generally. The total number of shares of Common Stock subject to an Option or SAR may vest and therefore become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.

(h)Termination of Continuous Service. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company or except as otherwise extended by the Board, if a Participant’s Continuous Service terminates (other than for Cause or upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (i) the date three months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the applicable Award Agreement) or (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the time specified herein or in the Award Agreement (as applicable), the Option or SAR shall terminate except as otherwise determined by the Board.  Notwithstanding any provision in the Plan to the contrary, the Board may, in its discretion and subject to whatever terms and conditions it elects, accelerate the vesting of an Option or SAR following a termination of Continuous Service or provide in the Award Agreement for continued vesting of an Option or SAR following a termination of Continuous Service.

(i)Extension of Termination Date. If the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause or upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR shall terminate on the earlier of (i) the expiration of a total period of three months (that need not be consecutive) after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement or as otherwise determined by the Board. In addition, unless otherwise provided in a Participant’s Award Agreement or as otherwise determined by the Board, if the sale of any Common Stock received upon exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR shall terminate on the earlier of (i) the expiration of a period equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.

(j)Disability of a Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company or except as otherwise extended by the Board, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date eighteen months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement) or (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the time specified herein or in the Award Agreement (as applicable), the Option or SAR (as applicable) shall terminate except as otherwise determined by the Board.

(k)Death of a Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company or except as otherwise extended by the Board, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death or (ii) the Participant dies within the period (if any) specified in the Award Agreement after the termination of the Participant’s Continuous Service for a reason other than death, then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date eighteen months following the date of death (or such longer or shorter period specified in the Award Agreement) or (ii) the expiration of the term of such Option or SAR as set forth in the Award Agreement. If, after the Participant’s death, the Option or SAR is not exercised within the time specified herein or in the Award Agreement (as applicable), the Option or SAR shall terminate except as otherwise determined by the Board.

(l)Termination for Cause. Except as explicitly provided otherwise in a Participant’s Award Agreement or except as otherwise extended by the Board, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR shall terminate upon the date on which the Participant’s Continuous Service terminated, and the Participant shall be prohibited from exercising his or her Option or SAR from and after the date of such termination of Continuous Service.

6.PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS AND SARS.

(a)Restricted Stock Awards. Each Restricted Stock Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock may be (i) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse or (ii) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical; provided, however, that each Restricted Stock Award Agreement shall conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an

Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii)Vesting. Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii)Termination of a Participant’s Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

(iv)Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board shall determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

(b)Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical; provided, however, that each Restricted Stock Unit Award Agreement shall conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii)Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii)Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

(iv)Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

(v)Termination of a Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(c)Performance Awards.

(i)Performance Stock Awards. A Performance Stock Award is a Stock Award that may vest or may be exercised contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may, but need not, require the completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Board, in its sole discretion.  The Board may provide for or, subject to such terms and conditions as the Board may specify, may permit a Participant to elect for, the payment of any Performance Stock Award to be deferred to a specified date or event. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.

(ii)Performance Cash Awards. A Performance Cash Award is a cash award that may be paid contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash Award may also require the completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Board, in its sole discretion.  The Board may provide for or, subject to such terms and conditions as the Board may specify, may permit a Participant to elect for, the payment of any Performance Cash Award to be deferred to a specified date or event. The Board may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.

(iii)Discretion. The Board shall have the right to reduce, eliminate or increase the amount that is payable under a Performance Stock Award or Performance Cash Award by taking into account additional factors that the Board may deem relevant, including the assessment of individual or corporate performance for the Performance Period.

(d)Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6.  Subject to the provisions of the Plan, the Board shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

7.COVENANTS OF THE COMPANY.

(a)Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock reasonably required to satisfy such Stock Awards.

(b)Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant shall not be eligible for the grant of a Stock Award or the subsequent issuance of Common Stock pursuant to the Stock Award if such grant or issuance would be in violation of any applicable securities law.

(c)No Obligation to Notify or Minimize Taxes. The Company shall have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Stock Award. Furthermore, the Company shall have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of a Stock Award or a possible period in which the Stock Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of a Stock Award to the holder of such Stock Award.

8.MISCELLANEOUS.

(a)Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

(b)Corporate Action Constituting the Grant of Stock Awards. Corporate action constituting a grant by the Company of a Stock Award to any Participant shall be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Stock Award is communicated to, or actually received or accepted by, the Participant.

(c)Stockholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to a Stock Award unless and until (i) such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Stock Award has been entered into the books and records of the Company.

(d)No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without Cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(e)Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000, the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreements.

(f)Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award, and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then-currently effective registration statement under the Securities Act or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then-applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(g)Withholding Obligations. Unless prohibited by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an

Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.

(h)Electronic Delivery. Any reference herein to a “written” agreement or document shall include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet.

(i)Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants shall be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an Employee or otherwise providing services to the Company or an Affiliate. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, a Participant may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

(j)Compliance with Section 409A of the Code. To the extent that the Board determines that any Award granted hereunder is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall be deemed to incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount shall be made upon a “separation from service” before a date that is six months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code.

(k)Clawback Provisions. All Awards granted under the Plan shall be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law.  In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of an event constituting Cause.  No recovery of compensation under such a clawback policy shall be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under the Plan or any agreement with the Company.

9.ADJUSTMENTS UPON CHANGES IN THE COMMON STOCK; OTHER CORPORATE EVENTS.

(a)Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Section 3(c)(ii), and (iii) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive.

(b)Dissolution or Liquidation. Except as otherwise provided in the Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) shall terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service; provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c)Corporate Transaction. The following provisions shall apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the holder of the Stock Award or unless otherwise expressly provided by the Board at the time of grant of a Stock Award. In the event of a Corporate Transaction, then, notwithstanding any other provision of the Plan, the Board shall take one or more of the following actions with respect to Stock Awards, contingent upon the closing or completion of the Corporate Transaction:

(i)Arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction);

(ii)Arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(iii)Accelerate the vesting of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised) to a date prior to the effective time of such Corporate Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five days prior to the effective date of the Corporate Transaction), with such Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction;

(iv)Arrange for the lapse of any reacquisition or repurchase rights held by the Company with respect to the Stock Award; and

(v)Make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Stock Award immediately prior to the effective time of the Corporate Transaction over (B) any exercise price payable by such holder in connection with such exercise.

The Board need not take the same action or actions with respect to all Stock Awards or portions thereof or with respect to all Participants.

(d)Change in Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant.

10.AMENDMENT, TERMINATION OR SUSPENSION OF THE PLAN.

(a)Amendment of the Plan.  The Board has the power and authority to amend any provision of the Plan at any time; provided, however, that without the approval of the Company’s stockholders given within twelve months before or after any such Plan amendment, the Board shall not have the right or authority (i) to increase the aggregate number of shares of Common Stock (including upon the exercise of Incentive Stock Options) that may be issued under the Plan pursuant to Section 3(a), provided that an increase that is made pursuant to Section 9(a) in connection with a Capitalization Adjustment shall not require stockholder approval and may be made by the Board, (ii) to amend Section 2(f) relating to the repricing, cancellation and re-grant of Stock Awards, (iii) to amend the Plan in any respect that requires stockholder approval under the rules of The NASDAQ Stock Market LLC (or under the rules of any other national securities exchange on which the Common Stock may subsequently be traded), or (iv) to amend the Plan in any respect that requires stockholder approval under the Code or any other applicable law.

(b)Termination or Suspension of the Plan. The Board may suspend or terminate the Plan at any time. Unless terminated sooner by the Board, the Plan shall automatically terminate on the day before the tenth anniversary of the date that the Plan was adopted by the Board. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(c)No Impairment of Rights. Unless otherwise provided in the applicable Award Agreement, the amendment, suspension or termination of the Plan shall not impair rights and obligations under any Award that is granted prior to such amendment, suspension or termination, except with the written consent of the affected Participant.

11.EFFECTIVE DATE OF THE PLAN.

The Plan became effective on April 10, 2020, the date of adoption by the Board. The Company will seek stockholder approval in the manner and to the degree required under applicable laws.  If the Company fails to obtain any required stockholder approval of the Plan within twelve (12) months after the date this Plan is adopted by the Board, pursuant to Section 422 of the Code, any Option granted as an Incentive Stock Option at any time under the Plan will not qualify as an Incentive Stock Option within the meaning of the Code and will be deemed to be a Non-Qualified Stock Option.  The Board may at any time adopt a resolution stating that no more awards will be granted under the Plan.  The Plan shall terminate upon the first date at which there shall not be any outstanding Options or SARs or any outstanding Restricted Stock subject to vesting and/or repurchase conditions following the first to occur of: (a) April 9, 2030, or (b) the date the Board adopts a resolution discontinuing the grant of awards under the Plan.

12.CHOICE OF LAW.

The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of the Plan, without regard to that state’s conflict of laws rules.

13.DEFINITIONS.

As used in the Plan, the following definitions shall apply to the capitalized terms indicated below:

(a)“Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Securities Act. The Board shall have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(b)“Award” means a Stock Award or a Performance Cash Award.

(c)“Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.

(d)“Board” means the Board of Directors of the Company.

(e)“Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Effective Date without the receipt of consideration by the Company through reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, spin-off, split-off, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards  Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a Capitalization Adjustment.

(f)“Cause” shall have the meaning ascribed to such term in any written agreement between the Participant and the Company or an Affiliate defining such term and, in the absence of such agreement, such term shall mean, with respect to a Participant, the occurrence of any of the following events: (i) the Participant’s commission of an act of fraud, embezzlement or dishonesty that has a material adverse impact on the Company or an Affiliate; (ii) the Participant’s conviction of, or plea of “guilty” or “no contest” to, a felony; (iii) the Participant’s unauthorized use or disclosure of confidential information or trade secrets of the Company or an Affiliate that has a material adverse impact on such entity; or (iv) the Participant’s intentional misconduct that has a material adverse impact on the Company or an Affiliate. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(g)“Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)Any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then-outstanding securities other than by virtue of a merger, consolidation or similar transaction; notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this clause) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then-outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(ii)There is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii)There is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(iv)Individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing or any other provision of this Plan, (i) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (ii) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

(h)“Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(i)“Committee” means a committee of two or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

(j)“Common Stock” means the common stock of the Company.

(k)“Company” means Global Clean Energy Holdings, Inc., a Delaware corporation.

(l)“Consultant” means any individual, including an advisor, who is engaged by the Company or an Affiliate to render bona fide consulting or advisory services to the Company or an Affiliate, provided that such services are not in connection with the offer or sale of the Company’s securities in a capital-raising transaction and that such services do not directly or indirectly promote or maintain a market for the Company’s securities. Service solely as a Director, or payment of a fee for such service, shall not cause a Director to be considered a “Consultant” for purposes of the Plan.

(m)“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, shall not terminate a Participant’s Continuous Service; provided, however, if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service shall be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. To the extent permitted by law, the Board or the Chief Executive Officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of (i) any leave of absence approved by the Board or Chief Executive Officer, including sick leave, military leave or any other personal leave or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

(n)“Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)The consummation of a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii)The consummation of a sale or other disposition of at least 90% of the outstanding securities of the Company;

(iii)The consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv)The consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

Notwithstanding the foregoing or any other provision of the Plan, the term Corporate Transaction shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

(o)“Director” means a member of the Board.

(p)“Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months, as provided in Sections 22(e)(3) and 409A(a)(2)(C)(i) of the Code, and shall be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(q)“Effective Date” means the effective date of the Plan, which is the date set forth on the first page of the Plan on which the Board approved and adopted the Plan.

(r)“Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, shall not cause a Director to be considered an “Employee” for purposes of the Plan.

(s)“Entity” means a corporation, partnership, limited liability company or other entity.

(t)“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(u)“Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then-outstanding securities.

(v)“Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i)If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock shall be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable;

(ii)Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists; and

(iii)In the absence of such markets for the Common Stock, the Fair Market Value shall be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(w)“Incentive Stock Option” means an option granted pursuant to Section 5 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(x)“Non-Employee Director” means a Director who not an Employee.

(y)“Nonstatutory Stock Option” means any option granted pursuant to Section 5 of the Plan that does not qualify as an Incentive Stock Option.

(z)“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(aa)“Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(bb)“Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

(cc)“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(dd)“Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).

(ee)“Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(ff)“Outside Director” means a Director who is (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and (ii) an “independent director” under applicable rules of The NASDAQ Stock Market LLC (or under the rules of any other national securities exchange on which the Common Stock may subsequently be traded), including the independence rules of such stock exchange relating to compensation committee members.

(gg)“Own,” “Owned,” “Owner,” “Ownership” means that a person or Entity owns, owned, is the owner of or has acquired ownership of securities, directly or indirectly, through any contract, arrangement,

understanding, relationship or otherwise and has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(hh)“Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(ii)“Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section (6)(c)(ii).

(jj)“Performance Criteria” means the one or more criteria that the Board shall select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that shall be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) total stockholder return; (v) return on equity or average stockholders’ equity; (vi) return on assets, investment or capital employed; (vii) stock price; (viii) margin (including gross margin); (ix) income (before or after taxes); (x) operating income; (xi) operating income after taxes; (xii) pre-tax profit, operating profit or net operating profit; (xiii) operating cash flow; (xiv) sales or revenue targets; (xv) increases in revenue or product revenue; (xvi) expenses and cost reduction goals; (xvii) improvement in or attainment of working capital levels; (xviii) economic value added (or an equivalent metric); (xix) market share; (xx) cash flow; (xxi) cash flow per share; (xxii) share price performance; (xxiii) debt levels or debt reduction; (xxiv) commercialization of a product or product line; (xxv) implementation, completion or attainment of objectives relating to the development of one or more new products the achievement of commercial or strategic milestones for such products; (xxvi) acquisition of other companies, businesses or product lines; (xxvii) measures of customer satisfaction or retention; (xxviii) strategic transactions, partnerships or joint ventures; (xxix) investor relations activities; (xxx) stockholders’ equity; (xxxi) capital expenditures; (xxxii) measures of workforce diversity or retention; (xxxiii) growth of net income or operating income; and (xxxiv) any other measures of performance selected by the Board.

(kk)“Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board may, in its sole discretion, make appropriate adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated Performance Goals; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to stockholders other than regular cash dividends; (9) to exclude the effects of stock-based compensation and/or the award of bonuses under the Company’s bonus plans; (10) to exclude expenses incurred in the acquisition or disposition of businesses; and (11) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item. In addition, the Board retains the sole discretion to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.

(ll)“Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Stock Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

(mm)“Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 6(c)(i).

(nn)“Plan” means this Global Clean Energy Holdings, Inc. 2020 Equity Incentive Plan, as it may be amended from time to time.

(oo)“Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).

(pp)“Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(qq)“Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).

(rr)“Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement shall be subject to the terms and conditions of the Plan.

(ss)“Securities Act” means the Securities Act of 1933, as amended.

(tt)“Share Reserve” has the meaning set forth in Section 3(a).

(uu)“Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.

(vv)“Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement shall be subject to the terms and conditions of the Plan.

(ww)“Stock Award” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award or any Other Stock Award.

(xx)“Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(yy)“Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

(zz)“Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Affiliate.

APPENDIX B

GLOBAL CLEAN ENERGY HOLDINGS, INC.

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

Global Clean Energy Holdings, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the Delaware General Corporation Law (the “DGCL”), does hereby certify as follows:

FIRST: Article FOURTH of the Corporation’s Certificate of Incorporation, filed with the Secretary of State of Delaware on July 13, 2010, shall be amended to add the following paragraph to Article FOURTH:

“Upon the filing and effectiveness (the “Effective Time”) pursuant to the Delaware General Corporation Law of this Certificate of Amendment to the Certificate of Incorporation of the Corporation, each ten (10) shares of Common Stock issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock (the “Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split. No certificates representing fractional shares of Common Stock shall be issued in connection with the Reverse Stock Split and all certificates that otherwise would represent fractional shares shall be rounded up to the next whole share.  Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.”

SECOND: This Certificate of Amendment shall become effective on [date].

THIRD: This Certificate of Amendment was duly adopted in accordance with Section 242 of the DGCL.

B-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly executed in its corporate name as of [date].

Global Clean Energy Holdings, Inc.

By: ___________________________ Name: Richard Palmer
Title: President and Chief Executive Officer

B-2

Global clean energy

<Shareholder Name>
<Shareholder Address1>
<Shareholder Address2>
<Shareholder Address3>

Control #: 0000 0000 0000

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

Voting Instructions

You can vote by Internet or Telephone!

Instead of mailing your proxy, you may choose one of the three voting options outlined below.

VOTE BY INTERNET – www.colonialstock.com/GlobalCleanEnergy2020

- You can view the Global Clean Energy Holdings, Inc. Annual Report and Proxy Statement and submit your vote online at the website listed above up until 7:00 P.M. EDT the day before the meeting. You will need the control number at the left in order to do so.
- Follow the instructions on the secure website to complete your vote.

VOTE BY PHONE – 877-285-8605

- You may vote by phone until 7:00 P.M. EDT the day before the meeting.
- Please have your notice and proxy card in hand when you call.

VOTE BY MAIL

- If you have not voted via the internet OR telephone, mark, sign and return your proxy ballot in the postage-paid envelope provided.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED.

The undersigned hereby appoints Richard Palmer and Ralph Goehring, and each or either of them, proxies for the undersigned, with full power of substitution, to vote all shares of common stock, $0.001 par value per share ("Shares") of Global Clean Energy Holdings, Inc. (the "Company") which the undersigned would be entitled to vote at the ANNUAL MEETING OF STOCKHOLDERS OF THE COMPANY (THE "MEETING") TO BE HELD AT THE OFFICES OF TROYGOULD PC, 1801 CENTURY PARK EAST, 16TH FLOOR, LOS ANGELES, CALIFORNIA ON NOVEMBER 17, 2020, AT 10:00 A.M., LOCAL TIME, and directs that the Shares represented by this Proxy shall be voted as indicated below:

1. Election of Directors

   Nominees:
   1) David R. Walker
   2) Richard Palmer
   3) Martin Wenzel

   For All ☐ Withhold All ☐ For All Except ☐

   To withhold authority to vote for any any individual nominee(s), mark "For All Except" and write the number(s of the nominee(s) on the line below.

   ____

2. To approve, by non-binding advisory vote, the Company's named executive officer compensation. For ☐ Against ☐ Abstain ☐

3. To conduct an advisory vote on the frequency of future advisory votes on named executive officer compensation. 1 year ☐ 2 years ☐ 3 years ☐ Abstain ☐

4. To ratify the appointment of Hall & Company as the Company's independent registered public accountant for the fiscal year ending December 31, 2020. For ☐ Against ☐ Abstain ☐

5. To approve the adoption of the Company's 2020 Equity Incentive Plan. For ☐ Against ☐ Abstain ☐

The board of directors recommends a vote FOR all the nominees for director in Proposal 1, FOR Proposals 2, 4, 5 and 6 and FOR "1 Year" in Proposal 3. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this Proxy will be voted FOR all the nominees for director in Proposal 1, FOR Proposals 2, 4, 5 and 6 and FOR "1 Year" in Proposal 3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

Please indicate if you plan to attend this meeting. Yes ☐ No ☐

Sign exactly as name appears hereon. For joint accounts, all co-owners should sign. Executors, administrators, custodians, trustees, etc. should so indicate when signing.

Signature	Date	Signature (Joint Owners)	Date